UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Mind Medicine (MindMed) Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MIND MEDICINE (MINDMED) INC.
One World Trade Center, Suite 8500
New York, New York 10007
(202) 572-3111
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To be held on June 10, 2024 at 10:00 a.m. Eastern Time.
Dear Shareholder:
You are cordially invited to attend the Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Mind Medicine (MindMed) Inc. (the “Company or “MindMed”), a British Columbia company. All shareholders are invited to attend the Annual Meeting, which will be held virtually via live webcast at www.virtualshareholdermeeting.com/MNMD2024 on June 10, 2024 at 10:00 a.m. Eastern Time. To participate, vote or submit questions during the Annual Meeting, shareholders or their proxyholders must log on to the virtual meeting platform by entering the 16-digit control number included on your proxy card, Notice of Internet Availability of Proxy Materials (“Notice”) or voting instruction form. Online access to the Annual Meeting will open approximately 15 minutes prior to the start of the virtual meeting.
The Annual Meeting and any or all adjournments or postponement thereof will be held for the following purposes:
(1)
To elect Carol A. Vallone, Andreas Krebs, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska and Robert Barrow, to the Company’s board of directors (the “Board of Directors” or the “Board”) to hold office until the 2025 annual general meeting of shareholders (“Proposal No. 1”);

(2)
To appoint KPMG LLP as independent registered public accounting firm (auditor) for the Company until the 2025 annual general meeting of shareholders (“Proposal No. 2”);

(3)
To consider, and if deemed advisable, approve the Mind Medicine (MindMed) Inc. 2024 Employee Share Purchase Plan (the “ESPP”), a copy of which is attached as Annex B to the proxy statement accompanying this Notice (“Proposal No. 3”); and

(4)
To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual General and Special Meeting of Shareholders. The Annual Meeting will be held in a virtual format to enable greater participation by shareholders. At the Annual Meeting, all shareholders, regardless of geographic location and equity ownership, will have an equal opportunity to participate. Please attend the Annual Meeting at www.virtualshareholdermeeting.com/MNMD2024. Audio can be accessed via a phone, tablet or computer.
The record date for the Annual Meeting is April 24, 2024 (the “Record Date”). Only shareholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
You may vote by submitting your proxy via the Internet, by telephone, or by mail by following the instructions on the proxy card or Notice by June 9, 2024 at 11:59 p.m. Eastern Time. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet by following the instructions provided by your broker, bank or other nominee. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting and in accordance with the voting instructions provided by their broker, bank or other nominee.
Although not part of the proxy statement accompanying this Notice of Annual General and Special Meeting of Shareholders, we are also making available our 2023 Annual Report on Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2023 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are first being made available online to shareholders beginning on or about April 26, 2024.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on June 10, 2024 at 10:00 a.m. Eastern Time:
The proxy statement and Annual Report are available at: www.proxyvote.com
You may also request paper copies of materials by:
Completing a request at www.proxyvote.com;
By telephone at 1-800-579-1639; or
By e-mailing sendmaterial@proxyvote.com and include 16-digit control number in the subject line.
By Order of the Board of Directors,
Robert Barrow
Chief Executive Officer
New York, New York
April 26, 2024
Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card or voting instruction form, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Shareholders who attend the Annual Meeting should follow the instructions found at www.virtualshareholdermeeting.com/MNMD2024 to vote during the Annual Meeting.

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PROXY STATEMENT SUMMARY
This summary highlights certain information related to topics discussed in this proxy statement (this “Proxy Statement”). This summary does not contain all of the information you should consider, and you should read this entire Proxy Statement carefully before voting.
Virtual Annual Meeting Information
Date:	June 10, 2024
Time:	10:00 a.m. Eastern Time
Location:	Online at www.virtualshareholdermeeting.com/MNMD2024
Record Date:	April 24, 2024
How to Vote*
By Internet (prior to the Annual Meeting)	By Telephone	By Mailing your Proxy Card	By Internet (during the Annual Meeting)

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign your proxy card and send by free post	Vote during the live webcast of the Annual Meeting
Visit www.proxyvote.com and have available the 16-digit control number included on your proxy card or Notice. Your internet vote must be received by June 9, 2024 at 11:59 p.m. Eastern Time.	Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number from your proxy card or Notice. Your telephone vote must be received by June 9, 2024 at 11:59 p.m. Eastern Time.	Complete, sign and date the enclosed proxy card by June 9, 2024 at 11:59 p.m. Eastern Time in the envelope provided. If you return your signed proxy card to us before such deadline, we will vote your shares as you direct.	You may vote during the Annual Meeting by going to www.virtualshare holdermeeting.com/MNMD2024 and providing the 16-digit control number included on your proxy card or Notice.
* If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet by following the instructions provided by your broker, bank or other nominee. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting and in accordance with the voting instructions provided by their broker, bank or other nominee. You are also invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MNMD2024 and entering the 16-digit control number found on your voting instruction form and voting instructions received from your broker, bank or other nominee. If you did not receive a 16-digit control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
Online access to the Annual Meeting will open approximately 15 minutes prior to the start of the virtual meeting. We recommend that you visit www.virtualshareholdermeeting.com/MNMD2024 and log in with your 16-digit control number prior to the start time of 10:00 a.m. Eastern Time to ensure you are fully logged in when the Annual Meeting begins. If you attend the Annual Meeting, you may vote your shares electronically during the Annual Meeting even if you have previously returned your proxy card or completed your proxy by phone or on the Internet.
A summary of the information you need to attend the Annual Meeting online is provided below.
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Any shareholder and duly appointed proxyholder as of the Record Date will be entitled to attend, participate and vote at the Annual Meeting via webcast at www.virtualshareholdermeeting.com/MNMD2024.

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To enter the Annual Meeting, please have the 16-digit control number available, which is included on your proxy card, Notice or voting instruction form. If your common shares are held of record by a broker, bank or other nominee and you did not receive a 16-digit control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.

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You may vote and submit questions during the Annual Meeting by following the instructions on the log-in page for the webcast at www.virtualshareholdermeeting.com/MNMD2024.

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If you encounter technical difficulties or trouble accessing the live webcast of the Annual Meeting or other technical issues during the Annual Meeting, please call the technical support number that will be posted on the log-in page for the Annual Meeting for assistance.

Cast Your Vote Right Away
Proposals	More Information	Board of Directors Recommendation
Proposal 1:
To elect Carol A. Vallone, Andreas Krebs, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska and Robert Barrow to the Company’s Board to hold office until the 2025 annual general meeting of shareholders	Page 16	FOR each nominee
Proposal 2: To appoint KPMG LLP as independent registered public accounting firm (auditor) for the Company until the 2025 annual general meeting of shareholders	Page 32	FOR
Proposal 3: To consider, and if deemed advisable, approve, the ESPP	Page 34	FOR
Governance Highlights
We are committed to maintaining strong corporate governance practices and continuing to build on our success and long-term shareholder value. The highlights of our corporate governance practices include the following:
• All of our directors are independent, other than our Chief Executive Officer, and all members of our Board committees are independent.	• We have an independent Chair and Vice Chair of the Board.

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We have adopted a Code of Conduct and Ethics, which is available on our website at https://ir.mindmed.co/corporate-governance/governance-documents and Corporate Governance Guidelines, which are included herein as Annex A.

• On average, our directors had a 100% attendance rate for board meetings and 98% attendance rate for committee meetings during the fiscal year ended December 31, 2023.

• We proactively engage with our shareholders throughout the year.	• We do not have a shareholder rights plan (i.e., no poison pill).
• We prohibit our insiders, including our executive team, from pledging our securities or purchasing our securities on margin.	• We conduct regular executive sessions of independent directors at meetings of our Board of Directors.
• 33% of our directors as of the date of this Proxy Statement are women.	• 29% of our executive officers as of the date of this Proxy Statement are women.
• We do not have a staggered or classified Board.
Nominees for Director
The names of the nominees for directors and certain information about each individual as of April 26, 2024 unless noted otherwise, are set forth below:
Name	Position(s) and Committee Membership on MindMed Board	Current Position and Summary of Relevant Experience	Director Since	Age	Independent
Carol A. Vallone	Board Chair, Chair of Compensation Committee and member of Audit Committee	• Chair of the board of trustees of McLean Hospital (affiliate of Harvard Medical School) • Member of the board of trustees of Mass General Brigham • Chair of the board of directors of RiaHealth and CrowdComfort • Board member of Cresco Labs, Inc.; Bain Capital double impact portfolio company, Arosa; and Hightop Health • Industry Advisor for Berkshire Partners and Advisory Board member for Longitude Capital	2021	67	Yes
Andreas Krebs	Vice Board Chair, Chair of Nominating and Corporate Governance Committee and member of Audit Committee	• Former President and Executive board member of Wyeth Corporation • Heads family-owned investment company, Longfield Invest GmbH • Board member of IDT Biopharma • Industry advisor for Nordic Capital	2021	66	Yes

Name	Position(s) and Committee Membership on MindMed Board	Current Position and Summary of Relevant Experience	Director Since	Age	Independent
Dr. Suzanne Bruhn	Member of Compensation Committee and Nominating and Corporate Governance Committee	• Chief Executive Officer of the Charcot-Marie-Tooth Association (CMTA) • Board member of Pliant Therapeutics, Inc., Travere Therapeutics, Inc. and Vigil Neuroscience, Inc.	2022	60	Yes
Dr. Roger Crystal	Member of Compensation Committee and Nominating and Corporate Governance Committee	• Former President, Chief Executive Officer and board member of Opiant Pharmaceuticals, Inc. • Lead inventor of NARCAN Nasal Spray	2022	47	Yes
David Gryska	Chair of Audit Committee and Audit Committee Financial Expert	• Former Chief Financial Officer of Incyte Corporation and Celgene Corporation • Member of the board and the audit committee of Forte Biosciences, Inc.	2023	68	Yes
Robert Barrow	Chief Executive Officer	• Former Chief Development Officer of MindMed • Former Director of Drug Development & Discovery at Usona Institute and former Chief Operating Officer and Director of Olatec Therapeutics LLC • Pharmaceutical executive and clinical pharmacologist with over a decade of experience leading drug development programs in a variety of disease areas	2021	35	No
As further described in “Proposal No. 1 — Election of Directors,” we believe that (i) Ms. Vallone’s financial and executive expertise, leadership and governance experience on several psychiatric services and healthcare industry boards make her qualified to serve on our Board, (ii) Mr. Krebs’ financial background, executive leadership, including his tenure as President of a major healthcare corporation, and investment experience make him qualified to serve on our Board, (iii) Dr. Bruhn’s executive and public company governance experience and her industry knowledge make her qualified to serve on our Board, (iv) Dr. Crystal’s extensive experience as a pharmaceutical executive and a medical doctor makes him qualified to serve on our Board, (v) Mr. Gryska’s experience as a senior financial executive at several life sciences and biotechnology companies makes him qualified to serve on our Board and (vi) Mr. Barrow’s deep knowledge of the Company and industry experience make him qualified to serve on our Board.

Recent Business Highlights

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In December 2023, the Company announced positive topline results from its Phase 2b clinical trial of MM120 for the treatment of generalized anxiety disorder (“GAD”). The trial met its primary endpoint, with MM120 demonstrating statistically significant and clinically meaningful dose-dependent improvements on the Hamilton Anxiety rating scale compared to placebo at Week 4.

•
In March 2024, the Company announced that its Phase 2b trial of MM120 for the treatment of GAD met its key secondary endpoint, and 12-week topline data demonstrated clinically and statistically significant durability of activity observed through Week 12.

•
The Company initiated its first clinical trial of MM402, a single-ascending dose trial in adult healthy volunteers in the fourth quarter of 2023. This Phase 1 clinical trial is intended to characterize the tolerability, pharmacokinetics and pharmacodynamics of MM402.

• In March 2024, the Company announced that the FDA has granted breakthrough designation to its MM120 program for the treatment of GAD.
• Enhanced and strengthened the Company’s financial resources with $175 million in gross proceeds from an underwritten offering and concurrent private placement in March 2024.
Executive Compensation Highlights
The Compensation Committee of our Board carefully considers our business strategy, our corporate achievements described above and our transformation as a company in making compensation decisions. As our business grows and transforms, our executive compensation program also continues to evolve and transform. Our Compensation Committee develops plans and arrangements that it believes are the appropriate to drive results for our Company and our shareholders and makes changes to ensure that our compensation program aligns our executive officers’ compensation with our shareholders’ interests and our performance over the long-term.
Our executive compensation program is designed to align pay with our performance and accordingly, executive pay is heavily weighted toward performance-based compensation tied to our performance over the short- and long-term. For 2023, a significant portion of our chief executive officer and other named executive officer compensation was “at-risk” compensation, consisting of an annual performance bonus earned and long-term equity incentives awarded (based on such equity incentives’ grant date fair value) as reported in “Executive Compensation — 2023 Summary Compensation Table.”
Our executive compensation program adheres to the following practices, which are designed to align our executive team’s interests with shareholder interests and market best practices:
What We Do	What We Don’t Do
• Emphasize “at-risk” compensation and long-term equity incentives	• No “single trigger” change in control cash payments
• Tie performance bonus-based cash opportunities to defined corporate objectives and formally cap payouts	• No substantially enhanced benefits or perquisites that are not available to all employees
• Seek and value shareholder feedback on compensation practices	• No guaranteed bonuses or base salary increases
• Retain an independent compensation consultant	• No tax “gross-ups” on severance or change in control payments

What We Do	What We Don’t Do
• Prohibit hedging or pledging of our common shares

•
Entered into executive employment agreements and set executive compensation (including salary, bonus target and long-term incentive compensation) based on industry data from a comparable set of peer companies

MIND MEDICINE (MINDMED) INC.
One World Trade Center, Suite 8500
New York, New York 10007
(202) 572-3111
PROXY STATEMENT FOR THE
2024 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2024 AT 10:00 A.M. EASTERN TIME
QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING
Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), and in accordance with Canadian securities regulations, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you the Notice because the board of directors of MindMed (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at the 2024 Annual General and Special Meeting of Shareholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to transmit the Notice on or about April 26, 2024 to all shareholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be held on June 10, 2024, at 10:00 a.m. Eastern Time, in a virtual format only, with no physical in-person meeting. The Annual Meeting will be held in a virtual format to enable greater participation by shareholders. At the Annual Meeting, all shareholders, regardless of geographic location and equity ownership, will have an equal opportunity to participate. You will be able to attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/MNMD2024 and entering the 16-digit control number found on your enclosed proxy card (or included with your voting instruction form and voting instructions received from your broker, bank or other nominee if you hold your shares in “street name”) where you will be able to listen to the Annual Meeting live, submit questions and vote. If your common shares are held of record by a broker, bank or other nominee and you did not receive a 16-digit control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
We believe that the ability to participate in the Annual Meeting in a meaningful way, including asking questions, is very important. It is anticipated that shareholders and proxyholders will have substantially the same opportunity to ask questions on matters of business at the Annual Meeting as if such shareholders and proxyholders were participating in the Annual Meeting in person.
Shareholders and proxyholders will have an opportunity to ask questions at the Annual Meeting in writing by sending a message to the chair of the Annual Meeting through the virtual meeting platform. We are committed to addressing questions submitted by shareholders and proxyholders during the Annual Meeting as timing and circumstances permit.
Questions from shareholders and proxyholders that do not relate to the formal business of the Annual Meeting will be addressed during the question and answer period following the formal business of the Annual Meeting. Questions directly related to a particular motion will be addressed once that motion has been introduced. We will only answer questions of interest to all shareholders and proxyholders during the Annual Meeting. Questions that are irrelevant to the business and affairs of MindMed or the business of the Annual Meeting; related to material non-public information of MindMed; related to personal grievances or in furtherance of personal interests; derogatory or otherwise in bad taste; repetitive of those made by another shareholder or proxyholder; or out of order or not otherwise appropriate, will not be accepted, all as determined by the chair of the Annual Meeting.
Online access to the Annual Meeting will open approximately 15 minutes prior to the start of the virtual meeting in order to allow time for you to ensure that you are fully logged in when the Annual Meeting begins. Information on how to vote virtually at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on April 24, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 71,872,422 common shares outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your common shares were registered directly in your name with MindMed’s transfer agent, Computershare Investor Services Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/MNMD2024 and entering the 16-digit control number found on your enclosed proxy card or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote over the telephone by dialing 1-800-690-6903 or on the Internet at www.proxyvote.com by June 9, 2024 at 11:59 p.m. Eastern Time as instructed in the response to the question “How do I vote?” below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on the Record Date your common shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of common shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the common shares in your account. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting and in accordance with the voting instructions provided by their broker, bank or other nominee. You are also invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MNMD2024 and entering the 16-digit control number found on your voting instruction form and voting instructions received from your broker, bank or other nominee . If you did not receive a 16-digit control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
What am I voting on?
There are three matters scheduled for a vote at the Annual Meeting:
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Proposal 1:   Election of six directors to hold office until the 2025 annual general meeting of shareholders.

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Proposal 2:   Appointment of KPMG LLP (“KPMG”) as independent registered public accounting firm (auditor) of the Company until the 2025 annual general meeting of shareholders.

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Proposal 3:   To consider, and if deemed advisable, approve, the ESPP.

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters or amendments or variations to matters identified in the Notice of Annual General and Special Meeting that will be presented for consideration at the Annual Meeting. If any other matters or amendments or variations to matters identified in the Notice of Annual General and

Special Meeting of Shareholders are properly brought before the Annual Meeting, it is the intention of the persons named on the accompanying proxy card to vote on those matters in accordance with their best judgment.
How do I appoint a proxyholder?
Your proxyholder is the person or company you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be any of the persons we have designated in the proxy card. To do so: (i) strike out the names of the persons designated in the proxy card and insert the name of the person or company you would like to appoint as your proxyholder in the blank space provided in the proxy card, (ii) deliver the completed and executed proxy card in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 9, 2024 at 11:59 p.m. Eastern Time, and (iii) advise your proxyholder of the 16-digit control number on your proxy card and Notice so that such proxyholder may participate in the Annual Meeting as your proxy and vote on your behalf. Please ensure that the person you have appointed will be attending the Annual Meeting via the virtual meeting platform and is aware that he or she will be voting your common shares. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or via the Internet prior to the Annual Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, follow the instructions provided by your broker, bank or other nominee.
How do I vote?
You may either vote “FOR” each of the nominees to the Board of Directors in Proposal No. 1 or you may “WITHHOLD” your vote for any nominee you specify. For Proposal No. 2, you may vote “FOR” or “WITHHOLD.” For Proposal No. 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter or amendments or variations to matters identified in the Notice of Annual General and Special Meeting of Shareholders that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are below:
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record as of the Record Date, you may vote during the Annual Meeting via the Internet or you may vote by proxy prior to the Annual Meeting using the enclosed proxy card, over the telephone or through the Internet. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy by June 9, 2024 at 11:59 p.m. Eastern Time to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually even if you have already voted by proxy.
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Vote by Internet During the Annual Meeting:   Go to www.virtualshareholdermeeting.com/MNMD2024 and provide the 16-digit control number found on your enclosed proxy card or Notice that accompanied your proxy materials.

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Vote by Internet Prior to the Annual Meeting:   Visit www.proxyvote.com and have available the 16-digit control number included on your proxy card or Notice that accompanied your proxy materials. Your internet vote must be received by June 9, 2024 at 11:59 p.m. Eastern Time.

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Vote by Proxy Card:   Complete, sign and date the enclosed proxy card and return by June 9, 2024 at 11:59 p.m. Eastern Time, in the envelope provided. If you return your signed proxy card to us before such deadline, we will vote your shares as you direct.

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Vote by Telephone:   Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number from the enclosed proxy card. Your telephone vote must be received by June 9, 2024 at 11:59 p.m. Eastern Time.

You have the right to appoint a person or company to represent you at the Annual Meeting other than the persons we have designated in the proxy card. To do so: (i) strike out the names of the persons designated in the proxy card and insert the name of the person or company you would like to appoint as your proxyholder in the blank space provided in the proxy card, (ii) deliver the completed and executed proxy card in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 9, 2024 at 11:59 p.m. Eastern Time, and (iii) advise your proxyholder of the 16-digit control number on your proxy card and Notice so that such proxyholder may participate in the Annual Meeting as your proxy and vote on your behalf.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet by following the instructions provided by your broker, bank or other nominee. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting and in accordance with the voting instructions provided by their broker, bank or other nominee.
You will also be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/MNMD2024 and entering the 16-digit control number found on your voting instruction form and voting instructions received from your broker, bank or other nominee. If you did not receive a 16-digit control number, please contact your broker, bank or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
Proxy voting via the Internet will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each common share you own as of the close of business on the Record Date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or virtually at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Held in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”), deems the particular proposal to be a “routine” matter. Brokers, banks and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other nominee may not vote your shares on Proposal No. 1 or Proposal No. 3 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction.
What are “broker non-votes”?
As discussed above, when a beneficial owner of common shares held in “street name” does not give instructions to the broker, bank or other nominee holding the common shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the common shares. These unvoted common shares are counted as “broker non-votes.” Therefore, we urge you to complete and mail the voting instruction form provided by your broker, bank or other nominee to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet by following the instructions provided by your broker, bank or other nominee, or vote virtually during the Annual Meeting.
How will my common shares be voted if I give my proxy?
If you return a signed and dated proxy card, your common shares represented by the proxy card will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your common shares will be voted accordingly.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted, as follows: “FOR” the election of each of the nominees for director named in Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3. If any other matter or amendment or variation to matters identified in the Notice of Annual General and Special Meeting of Shareholders is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card or your designated third-party proxyholder) will vote your common shares using his, her or its best judgment.
Who is paying for this proxy solicitation?
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.
The Company has retained Morrow Sodali LLC (“Morrow”) to assist it in its solicitation of proxies from its shareholders and to provide additional services, including but not limited to strategic shareholder communications. The Company has agreed to pay Morrow an aggregate fee of approximately $17,500, plus reasonable out-of-pocket expenses, for these services.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit a new vote on the Internet or by telephone or by submitting another properly completed proxy card with a later date than your original card by June 9, 2024 at 11:59 p.m. Eastern Time.

•
You may send a timely written notice that you are revoking your proxy to our registered office at 1055 Dunsmuir Street, Suite 3000, Bentall Four, Vancouver, British Columbia, V7X 1K8 to the attention of the Chief Executive Officer at any time up to and including June 7, 2024, or any time up to and including the last business day before any adjourned or postponed meeting at which the proxy is to be used.

•
You may send a timely written notice at the Annual Meeting or any adjournment or postponement thereof that you are revoking your proxy to the chair of the Annual Meeting, or any adjournment or postponement thereof, before any vote in respect of which the proxy has been given has been taken.

Shareholders who access the Annual Meeting virtually and vote on any matter will revoke any previously submitted proxy. You are advised to review our Amended and Restated Articles (the “Articles”), which contain a description of how the revocation of proxy must be signed.
Beneficial Owner: Shares Held in the Name of Broker, Bank or Other Nominee
If your shares are held by a broker, bank or other nominee, you should follow the instructions provided by such broker, bank or other nominee regarding changing your vote.
When are shareholder proposals and director nominations due for next year’s annual general meeting of shareholders?
Shareholder Proposals
In order for a shareholder proposal to be eligible to be considered for inclusion in the proxy materials for the next annual general meeting under the Business Corporations Act (British Columbia) (“BCBCA”), your shareholder proposal must be submitted in writing by no later than March 10, 2025 to our registered office at 1055 Dunsmuir Street, Suite 3000, Bentall Four, Vancouver, British Columbia, V7X 1K8 to the attention of the Chief Executive Officer. You are also advised to ensure compliance with provisions of the BCBCA related to shareholder proposals.
In order for a shareholder proposal to be eligible to be considered for inclusion in the proxy materials for the next annual general meeting under Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), a shareholder must submit the proposal, along with proof of ownership of our common shares, no later than December 27, 2024, which is the 120th day prior to the first anniversary of the date which this Proxy Statement was first released to our shareholders in connection with this year’s Annual Meeting. If we change the date of next year’s annual general meeting by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for next year’s annual general meeting in order to be considered for inclusion in the proxy materials. You are also advised to ensure compliance with provisions of Rule 14a-8 of the Exchange Act. In order for a shareholder proposal to be eligible to be considered for inclusion in the proxy materials for the next annual general meeting outside of the processes of Rule 14a-8 of the Exchange Act, and because the advanced notice provisions in our Articles do not establish a process for submitting shareholder proposals, a shareholder must submit such proposal no later than March 12, 2025, which is 45 days before the first anniversary of the date on which we first sent our proxy materials for this year’s Annual Meeting. If we change the date of next year’s annual general meeting by more than 30 days from the anniversary of this year’s Annual General Meeting, shareholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for next year’s annual general meeting in order to be considered for inclusion in the proxy materials.
Director Nominations
A director nomination for the next annual general meeting must be submitted in writing to the attention of the Chief Executive Officer at either the principal executive offices of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office of the Company at 1055 Dunsmuir Street, Suite 3000, Bentall Four, Vancouver, British Columbia, V7X 1K8 no later than 5:00 p.m. (Vancouver time) on the 30th day before next year’s annual general meeting; provided, however, (a) if the first public announcement made by the Company of the date of the next annual general meeting is less than 50 days before such meeting date, then no later than the close of business on the 10th day following such announcement or (b) if notice and access (as defined in National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for the delivery of proxy related materials in respect of the next annual general meeting and the first public announcement made by the Company in respect of such meeting is not less than 50 days before such meeting date, then no later than the close of business on the 40th day before such meeting date). You are also advised to review our Articles which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations.
In addition to satisfying the foregoing advance notice requirements under our Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than MindMed nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2025, which is 60 days prior to the one-year anniversary of this year’s Annual Meeting.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, votes “FOR,” “WITHHOLD” and, if applicable, broker non-votes; with respect to Proposal No. 2, votes “FOR,” “WITHHOLD” and, if applicable, broker non-votes; and, with respect to Proposal No. 3, votes “FOR,” “AGAINST,” “ABSTAIN” and, if applicable, broker non-votes.
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors to hold office until the 2025 annual general meeting of shareholders	Nominees must receive more “FOR” votes than “WITHHOLD” votes	NOT APPLICABLE	None
2	Appointment of KPMG as independent public accounting firm (auditor) of the Company until the 2025 annual general meeting of shareholders	“FOR” votes from the holders of a majority of the voting power of our common shares present virtually or represented by proxy and entitled to vote on the subject matter.	NOT APPLICABLE	None(1)
3	To consider, and if deemed advisable, approve, the ESPP	“FOR” votes from the holders of a majority of the voting power of our common shares present virtually or represented by proxy and entitled to vote on the subject matter.	NO EFFECT	None

(1)
This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your common shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your common shares, your broker, bank or other nominee has discretionary authority under NYSE rules to vote your shares on this proposal.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote:
•
Proposal 1:   FOR the election of each of the director nominees until the 2025 annual general meeting of shareholders;

•
Proposal 2:   FOR the appointment of KPMG as our independent registered public accounting firm (auditor) of the Company until the 2025 annual general meeting of shareholders; and

•
Proposal 3:   FOR approval of the ESPP.

What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least two shareholders holding in the aggregate at least 33 1∕3% of the issued and outstanding common shares entitled to be voted at the Annual Meeting are present at the meeting virtually or represented by proxy, irrespective of the number of persons actually present at the Annual Meeting. On the Record Date, there were 71,872,422 common shares outstanding and entitled to vote. Thus, common shares representing 23,957,474 votes must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your common shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chair of the Annual Meeting, virtually or represented by proxy, may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting and in a report on voting results that we will file on the System for Electronic Document Analysis and Retrieval+ (“SEDAR+”). If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
THIS PROXY STATEMENT, THE PROXY CARD AND THE ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM

OVERVIEW OF PROPOSALS
This Proxy Statement contains three proposals requiring shareholder action, which are as follows:
•
Proposal 1, which requests the election of Carol A. Vallone, Andreas Krebs, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska and Robert Barrow, to the Board to hold office until the 2025 annual general meeting of shareholders;

•
Proposal 2, which requests the appointment of KPMG as the independent registered public accounting firm (auditor) for the Company until the 2025 annual general meeting of shareholders; and

•
Proposal 3, which requests the consideration, and if deemed advisable, the approval, of the ESPP.

Each of the above proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
MindMed’s Board of Directors currently consists of six directors. The Board has set the number of directors at six and there are six nominees for director this year.
Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee and were previously elected by our shareholders at our 2023 annual general meeting of shareholders. If elected at the Annual Meeting, each of these nominees will serve until the 2025 annual general meeting of shareholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, all in accordance with the BCBCA. All nominees are currently serving on our Board and have consented to being named in this Proxy Statement and to serve if elected. We do not have a formal policy regarding director or director nominee attendance at the annual meetings of shareholders. Six of our directors were able to attend the 2023 annual general meeting of shareholders.
Vote Required
The Board has adopted a “majority voting” policy, pursuant to which, if a nominee for election as director does not receive a greater number of votes “for” than votes “withheld” at a meeting of shareholders, such nominee shall offer his or her resignation as a director in writing to the Board immediately following such meeting of shareholders. Upon receiving such offer of resignation, within 90 days following the meeting of shareholders, the Board will determine whether to accept the resignation. The Board shall accept that director’s resignation unless it decides that there are exceptional circumstances that prevent the Board from acceptance. The director’s resignation is conditional on, and will be effective following, its acceptance by the Board. If such director does not tender his or her resignation in accordance with the policy, the Board will not re-nominate that director at the next meeting of shareholders.
We will announce via a press release the decision of the Board with respect to whether the Board accepts such director’s resignation and file it on a Current Report on Form 8-K with the SEC and on SEDAR+. If the Board determines not to accept the resignation, the press release will state the reasons for that decision. The director who tendered such resignation will not be part of any deliberations of any Board committee (including the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee if such director is a member thereof) or of the Board pertaining to the resignation offer.
If the Board determines to accept the resignation, the Board may, in accordance with the BCBCA and the Articles, (a) appoint a new director to fill any vacancy created by the resignation, (b) leave a vacancy unfilled until the next annual general meeting of shareholders, or (c) call a special meeting of shareholders to consider a nominee for election as director.
The “majority voting” policy only applies in circumstances involving an uncontested election of directors. For the purposes of the policy, an “uncontested election of directors” means that the number of nominees for election as a director is not more than the number of directors proposed to be elected to the Board. Following each meeting of shareholders at which there is a vote on the election of directors at an uncontested meeting, the Company will promptly disclose by press release the detailed voting results for the election of each director. The “majority voting” policy is available on the Company’s website at https://ir.mindmed.co/corporate-governance/governance-documents.
Nominees for Election
The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director nominee that led the Board, based on the recommendation of the Nominating and Corporate Governance Committee, to nominate that nominee for continued service on the Board.
Name, Province or State and Country of Residence	Age(1)	Date Appointed to the Board	Principal Occupation During the Past 5 Years
Carol A. Vallone(2)(3)(5) Massachusetts, USA	67	September 29, 2021	Chair of the Board of the Company
Chair of the board of trustees of McLean Hospital (affiliate of Harvard Medical School)
Member of the board of trustees and finance committee for Mass General Brigham, an integrated healthcare system
Member of the board, member of the compensation committee member and member of the executive committee of Cresco Labs, Inc.
Member of the Board of Bain Capital Double Impact portfolio company, Arosa; and member of the board of HighTop Health
Chair of the board of SV Health Investors portfolio company, Ria Health; and board chair of CrowdComfort
			Industry advisor for Berkshire Partners and advisory board member for Longitude Capital
Andreas Krebs(3)(4)(5) Rheinland, Germany	66	September 29, 2021	Vice Chair of the Board of the Company
Former President and Executive board member of Wyeth Corporation
Heads family-owned investment company, Longfield Invest GmbH
Member of the board at IDT Biopharma
			Industry advisor for Nordic Capital
Dr. Suzanne Bruhn(2)(4)(5) New Hampshire, USA	60	August 11, 2022	Member of the Board of the Company
Chief Executive Officer of the Charcot-Marie-Tooth Association (CMTA)
			Member of boards of directors of Pliant Therapeutics, Inc., Travere Therapeutics, Inc. and Vigil Neuroscience, Inc.
Dr. Roger Crystal(2)(4)(5) California, USA	47	August 11, 2022	Member of the Board of the Company Former President, Chief Executive Officer and member of the board of Opiant Pharmaceuticals, Inc.
David Gryska(3)(5) North Carolina, USA	68	June 21, 2023	Member of the Board of the Company
Former Executive Vice President and Chief Financial Officer of Incyte Corporation
Former Chief Financial Officer of Celgene Corporation
Former member of the boards of directors of GW Pharmaceuticals plc, Aerie Pharmaceuticals Inc. and Seagen Inc.
			Member of the board of directors and audit committee of Forte Biosciences, Inc.

Name, Province or State and Country of Residence	Age(1)	Date Appointed to the Board	Principal Occupation During the Past 5 Years
Robert Barrow(5) Wisconsin, USA	35	December 13, 2021	Chief Executive Officer and member of the Board of the Company Former Director of Drug Development & Discovery of Usona Institute Former Chief Operating Officer and Director of Olatec Therapeutics LLC

(1)
As of April 26, 2024.

(2)
Member of the Compensation Committee. Carol A. Vallone is the Chair of the Compensation Committee.

(3)
Member of the Audit Committee. David Gryska is the Chair of the Audit Committee.

(4)
Member of the Nominating and Corporate Governance Committee. Andreas Krebs is the Chair of the Nominating and Corporate Governance Committee.

(5)
See “Security Ownership of Certain Beneficial Owners and Management” for information about the common shares beneficially owned by each of our directors.

Carol A. Vallone has served as a director of the Company since September 2021 and Chair of the Board since December 2021. Ms. Vallone has served as a Trustee at McLean Hospital, the US News & World Report #1 psychiatric hospital in the nation, and the largest psychiatric affiliate of Harvard Medical School, since June 2007 and has served as Chair of the Board of Trustees at McLean Hospital since March 2018. She also serves on the board of trustees of Mass General Brigham, an integrated healthcare system, since July 2022 and on the finance committee at Mass General Brigham since March 2018. Additionally, Ms. Vallone has served as a board member for the publicly traded cannabis and medical marijuana company Cresco Labs (CSE: CL) since July 2020, as a board member for a Bain Capital Double Impact portfolio company, Arosa, since June 2019, and as a board member for HighTop Health since September 2023. She has been Chair of the Board of Ria Health, a SV Health Investors portfolio company since June 2022, and Chair of the Board of CrowdComfort since October 2023. She is an Industry Advisor for the investment firm, Berkshire Partners and an Advisory Board Member of the healthcare-focused venture growth firm, Longitude Capital. Ms. Vallone has served as founder and Chief Executive Officer of higher education e-learning companies that she successfully launched, scaled globally and sold; held management positions in leading enterprise technology companies; and served on the boards of a public bank and a private-equity backed e-commerce company that went public. Ms. Vallone earned her Bachelor of Science in Business Administration from the University of Delaware.
We believe that Ms. Vallone’s strategic, financial, executive and governance experience received from her service on the boards of trustees for nationally ranked psychiatric and medical hospitals; extensive experience building and selling global companies; and experience as a director and advisor to several public and private healthcare services companies make her qualified to serve on our Board.
Andreas Krebs has served as a director of the Company since September 2021 and Vice Chair of the Board since December 2021. Mr. Krebs has headed the family-owned investment company, Longfield Invest, since 2010, which focuses on growth companies in various industries as well as in the new economy. He has worked in seven countries across Latin America, Asia and Canada, and as President and Executive Board Member of Wyeth Corporation in the United States. Mr. Krebs was Chairman of the Supervisory Board and Shareholder Council of Merz Pharma, Frankfurt am Main, Germany from 2010 to 2019 and holds other board positions at private companies across various sectors. He is also an Industry Advisor for the investment firm, Nordic Capital. Furthermore, he serves as Chairman of the private non-governmental organization, Förderverein Girassol eV, which supports children and young people from socially difficult backgrounds in São Paulo, Brazil. Mr. Krebs received degrees in Commercial Management/Business Administration of BSE Academy, State of Hessen/Germany and In-house Academy of Woelm Pharma, Eschwege, Germany.
We believe that Mr. Krebs’ financial background and experience as an international pharmaceutical executive and investment experience make him qualified to serve on our Board.

Suzanne Bruhn, Ph.D. has served as a director of the Company since August 2022. She is the Chief Executive Officer of the Charcot-Marie-Tooth Association (CMTA), a patient advocacy organization focused on developing treatments for CMT, an inherited progressive peripheral neuropathy, a role she has held since November 2023. Prior to that she was the President and Chief Executive Officer of Tiaki Therapeutics, a private preclinical biotechnology company from May 2019 through November 2023. Prior to that, Dr. Bruhn served as President and Chief Executive Officer of Proclara Biosciences, Inc., a private, clinical-stage biotechnology company, from April 2017 until September 2018. Prior to that, Dr. Bruhn served as President and Chief Executive of Promedior, Inc., a private, clinical-stage biotechnology company, from 2012 until 2015. Dr. Bruhn previously held numerous senior leadership roles at Shire Human Genetic Therapies, Inc. (a part of Shire Plc.) including as senior vice president of global regulatory affairs. Dr. Bruhn has served on the boards of directors of Vigil Neuroscience, a publicly traded microglia-focused therapeutics company (NASDAQ: VIGL), since July 2022; Travere Therapeutics, Inc., a publicly traded pharmaceutical company (NASDAQ: TVTX), since April 2020; and Pliant Therapeutics, Inc., a publicly traded pharmaceutical company (NASDAQ: PLRX), since 2016. Dr. Bruhn previously served on the boards of directors of Avalo Therapeutics, Inc. (fka Cerecor Inc.), a publicly traded pharmaceutical company (NASDAQ: AVTX) from April 2020 to December 2021; Aeglea BioTherapeutics, Inc., a publicly traded biotherapeutics company (NASDAQ: AGLE), from 2017 through August 2020; Novelion Therapeutics, Inc., a biopharmaceutical company, from 2017 through January 2020; and Raptor Pharmaceuticals Corp., a former publicly traded pharmaceutical company, from 2011 until it was acquired by Horizon Pharma plc in 2016. Dr. Bruhn holds a Bachelor of Science in Chemistry from Iowa State University, a Doctor of Philosophy in Chemistry from the Massachusetts Institute of Technology and was a postdoctoral fellow in the Department of Human Genetics at Harvard Medical School.
We believe that Dr. Bruhn’s experience as chief executive officer of several biotech companies and her service as a member of the board of directors of several public companies in the life sciences industry provide her with relevant public company governance experience and industry knowledge and make her qualified to serve on our Board.
David Gryska has served as a director of the Company since June 21, 2023. Mr. Gryska previously served as Executive Vice President and Chief Financial Officer of Incyte Corporation, a publicly traded pharmaceutical company (NASDAQ: INCY), from 2014 until his retirement in December 2018. Additionally, Mr. Gryska served as Chief Operating Officer and a director of Myrexis, Inc., a publicly traded biopharmaceutical company in 2012. From 2006 to 2010, Mr. Gryska served as Senior Vice President and Chief Financial Officer of Celgene Corporation, a former publicly traded pharmaceutical company acquired by Bristol-Myers Squibb Company. From 2004 to 2006, Mr. Gryska was a principal at Strategic Consulting Group, where he provided strategic consulting to early-stage biotechnology companies. Previously, Mr. Gryska served at Scios Inc., a former publicly traded biopharmaceutical company acquired by Johnson & Johnson, as Senior Vice President and Chief Financial Officer from 2000 to 2004 and as Vice President of Finance and Chief Financial Officer from 1998 to 2000. From 1993 to 1998, Mr. Gryska served as Vice President, Finance and Chief Financial Officer at Cardiac Pathways Corporation, a former publicly traded medical device company acquired by Boston Scientific Corporation. Prior to Cardiac Pathways, Mr. Gryska served as a partner at Ernst & Young LLP in California. Mr. Gryska has served on the board of directors of Forte Biosciences, Inc., a publicly traded biopharmaceutical company (NASDAQ: FBRX) since January 2023. Mr. Gryska previously served on the boards of directors of Seagen Inc., a former publicly traded biopharmaceutical company, from 2005 through its acquisition by Pfizer in December 2023; Aerie Pharmaceuticals, a former publicly traded pharmaceutical company, from 2018 to 2022; GW Pharmaceuticals, a former publicly traded pharmaceutical company, from 2020 to 2021; and PDL BioPharma, a former publicly traded pharmaceutical company, from 2014 to 2020. Mr. Gryska holds a Bachelor of Arts in Accounting and Finance from Loyola University and an M.B.A. from Golden Gate University.
We believe that Mr. Gryska’s experience as the chief financial officer and director at a number of public life sciences and biotechnology companies, in addition to his extensive audit and compliance experience and financial expertise, makes him qualified to serve on our Board.
Roger Crystal, M.D. has served as a director of the Company since August 2022. Dr. Crystal has served as Chief Executive Officer and Chairman of W12 Therapeutics since December 2023 and CEO of Crystal Healthcare Advisory LLC since 2023. Prior to that, Dr. Crystal was the President, Chief Executive

Officer and Director of Opiant Pharmaceuticals, Inc., a biopharmaceutical company, which was listed on NASDAQ. Dr. Crystal held this position from 2019 until the company was acquired by Indivior PLC in March 2023. Dr. Crystal led the development of NARCAN® Nasal Spray for opioid overdose, which led to U.S. Food and Drug Administration approval and is the lead inventor on the product’s patents. Dr. Crystal previously served as the Chief Business Officer for ImaginAb, a venture capital-backed biotechnology company, from 2004 to 2016. He began his business career with roles at Goldman Sachs, A.T. Kearney, and GE Healthcare. Prior to his business career, Dr. Crystal worked for several years as a surgeon, specializing in ear, nose and throat, head and neck surgery at leading institutions including Imperial College Healthcare, London and was awarded Membership of The Royal College of Surgeons of England (MRCS). Dr. Crystal holds a Bachelor of Medical Sciences in Physiology and a Doctor of Medicine from the University of Birmingham, UK and a Master of Business Administration from the London Business School.
We believe that Dr. Crystal’s extensive experience leading a pharmaceutical company as its chief executive officer, his background and training as a medical doctor and his strong background in clinical research, product development and commercialization make him qualified to serve on our Board.
Robert Barrow has served as the Chief Executive Officer of the Company since June 2021 and as a director of the Company since December 2021. Prior to his current position, he served as our Chief Development Officer and Senior Vice President of Development from January 2021 to June 2021. Mr. Barrow previously was the founder of Jasper Biopharmaceutical Advisors from July 2020-January 2021, where he provided consulting services to a number of pharmaceutical companies, including MindMed. Prior to that, Mr. Barrow served as Director of Drug Development & Discovery at the Usona Institute from January 2019 to July 2020, where he oversaw the organization’s research and development activities. Prior to joining the Usona Institute, Mr. Barrow served as Chief Operating Officer and a director of Olatec Therapeutics, LLC, a private, clinical-stage biopharmaceutical company, from 2011 until December 2018, where he oversaw the execution of early- and late-stage development programs in the fields of analgesics, rheumatology, immunology and cardiovascular disease. Mr. Barrow has also served as both a technical and business adviser, including as an advisory board member, to numerous pharmaceutical organizations ranging from startups to Fortune 500 companies. Mr. Barrow holds a Masters degree in Pharmacology from Ohio State University and a Bachelor of Science degree in Finance from Wake Forest University, where he graduated summa cum laude and is a CFA charterholder.
We believe that Mr. Barrow’s deep knowledge of the Company and extensive experience in clinical pharmacology and drug development programs in a variety of disease areas along with his financial expertise make him qualified to serve on our Board.
Orders, Bankruptcies and Penalties
To the knowledge of the Company, no director nominee is, at the date of this Proxy Statement, or has been, within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company that: (i) was subject to a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director nominee was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to a cease trade or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
To the knowledge of the Company, no director nominee: (i) is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (ii) has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.
To the knowledge of the Company, no director nominee, or a holding company of such director nominee, has been subject to: (i) any penalties imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a director nominee.
Vote Required
The election of directors requires that each director receive a greater number of votes “for” than votes “withheld” in order to be elected. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under The Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with our outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in relevant listing standards of Nasdaq and applicable U.S. and Canadian securities regulations.
The Board has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board has affirmatively determined that the following five nominated directors are independent directors within the meaning of the applicable Nasdaq listing standards, National Instrument 52-110 — Audit Committees (“NI 52-110”) and under other applicable U.S. and Canadian securities regulations: Carol A. Vallone, Andreas Krebs, Dr. Suzanne Bruhn, Dr. Roger Crystal and David Gryska. In making these determinations, the Board found that none of these directors had a material or other disqualifying relationship with our company or had any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Robert Barrow is not independent by virtue of being employed by the Company. Further, after review of all relevant identified transactions and relationships between each person who served as director during 2023, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that Brigid A. Makes, who served on our Board until June 2023, was also independent within the meaning of the applicable Nasdaq listing standards and NI 52-110.
In making the forgoing independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, including the relationships and transactions described in the section of this Proxy Statement captioned “Interest of Informed Persons in Material Transactions,” and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common shares by each director. The Board determined there are no family relationships among any of our directors or executive officers or the person nominated to become director.
Directors Serving on Other Boards
The following directors of the Company are currently serving as directors of other reporting issuers (or the equivalent in a foreign jurisdiction):
Name	Name of Reporting Issuer	Exchange
Carol A. Vallone	Cresco Labs Inc.	CSE
Suzanne Bruhn, Ph.D.	Vigil Neuroscience, Inc.	NASDAQ
	Travere Therapeutics, Inc.	NASDAQ
	Pliant Therapeutics, Inc.	NASDAQ
David Gryska	Forte Biosciences, Inc.	NASDAQ
Board Leadership Structure
The Board has an independent Chair, Carol A. Vallone, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of our company. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and its shareholders. As a result, we believe that having an independent Chair can enhance the effectiveness of the Board as a whole.
Meetings of the Board of Directors
The Board met 10 times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board, and of the committees on which such director served, held during the portion of the last fiscal year for which such person was a director or committee member.
The attendance record of each director for all Board meeting held since January 1, 2023 is set out below:
Name	Board Meetings*	Board Committee Meetings*
Carol A. Vallone	100%	100%
Andreas Krebs	100%	90%
Brigid A. Makes(1)	100%	100%
Dr. Suzanne Bruhn	100%	100%
Dr. Roger Crystal	100%	100%
David Gryska(3)	100%	100%
Robert Barrow	100%	—

*
Percentages are based on the number of meetings each director was eligible to attend.

(1)
Ms. Makes served as a director of the Company until June 21, 2023.

(2)
Mr. Gryska was elected as a director on June 21, 2023.

As required under applicable Nasdaq listing standards and Canadian securities regulations, since January 1, 2023, our independent non-management directors met 6 times in regularly scheduled executive sessions at which only independent non-management directors were present. Executive session discussions may include any topics decided by the attendees.
Position Descriptions
The Board determines the delineation of roles and responsibilities for key management and board committee positions. The general duties of the Chair of the Board are set forth in the Company’s Corporate Governance Guidelines, included as Annex A to this Proxy Statement. The Chairs of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee have authority, among other things, to call and preside over committee meetings, to set meeting agendas and to determine materials to be distributed to the members of such committee. The authorities of each respective committee and committee chair are further described in the committee charters, which are available on the Company’s website at https://ir.mindmed.co/corporate-governance/governance-documents.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.
Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports, as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Information Regarding Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides membership information for each of the standing committees of the Board:
Name	Audit	Compensation	Nominating and Corporate Governance
Carol A. Vallone	X	X*
Andreas Krebs	X		X*
Brigid A. Makes(1)	X*(1)
Dr. Suzanne Bruhn		X	X
Dr. Roger Crystal		X	X
David Gryska	X*(1)
Robert Barrow	—	—	—

*
Committee Chair

(1)
Brigid A. Makes served as Chair of the Audit Committee until June 21, 2023, and Mr. Gryska has served as Chair of the Audit Committee since June 21, 2023. Ms. Makes served as a director of the Company until June 21, 2023.

Under Rule 5605(a)(2) of the Nasdaq Listing Rules (the “Nasdaq Rules”), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all of our directors with the exception of Mr. Barrow are independent as defined under the Nasdaq Rules. As further described below, the Board has also determined that each member of each committee meets the applicable Nasdaq Rules and regulations and NI 52-110 regarding “independence” as applicable to such committee.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act and applicable Canadian securities regulations to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including:
•
evaluating the performance of and assessing the qualifications of our independent registered public accounting firm;

•
determining whether to retain or terminate our existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm, and the terms of any such engagements;

•
reviewing and approving the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by law;

•
reviewing and approving or rejecting transactions between our company and any related persons;

•
conferring with management and our independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;

•
establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints made regarding accounting, internal accounting controls or auditing matters and any confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and

•
meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm, including a review of our public disclosures under the section of such filings titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

The Audit Committee is currently composed of three directors: David Gryska, Andreas Krebs, and Carol A. Vallone, with David Gryska serving as Chair. The Audit Committee met 5 times during the fiscal year ended December 31, 2023. The Board has adopted a written Audit Committee Charter that is available to shareholders on our website at https://ir.mindmed.co/corporate-governance/governance-documents.
The Board reviews the definition of independence for Audit Committee members under Nasdaq listing standards and applicable U.S. and Canadian securities regulations on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii), and pursuant to Rule 10A-3(b)(1) of the Exchange Act and under NI 52-110 and financially literate under NI 52-110. The Board has also determined that David Gryska qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing by MindMed under the US. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with our management. The Audit Committee has discussed with KPMG, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 28, 2024.
Audit Committee of the Board of Directors
David Gryska (Chair)
Andreas Krebs
Carol A. Vallone
Compensation Committee
The Compensation Committee is currently composed of three directors: Carol A. Vallone, Dr. Suzanne Bruhn and Dr. Roger Crystal, with Ms. Vallone serving as Chair. All members of our Compensation Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(d)(2) and under NI 52-110. The Compensation Committee met 6 times during the fiscal year ended December 31, 2023. The Board has adopted a written Compensation Committee Charter that is available to shareholders on our website athttps://ir.mindmed.co/corporate-governance/governance-documents.

The Compensation Committee acts on behalf of the Board to review, adopt, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:
•
reviewing and approving, or reviewing and recommending to the Board for approval, corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•
evaluating and approving, or recommending to the Board for approval, the compensation plans and programs advisable for the Company, as well as evaluating and approving, or recommending to the Board for approval, the modification or termination of existing plans and programs;

•
establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to our company;

•
reviewing compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry; however, the Compensation Committee shall exercise independent judgment in determining the appropriate levels and types of compensation to be paid;

•
reviewing and approving, or recommending to the Board for approval, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our executive officers, other senior management and directors;

•
reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us; and

•
administering our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly, or more frequently as its members deem necessary or appropriate, but in no event less than once annually. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising such committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Compensia, Inc. (“Compensia”) to provide it with information, recommendations and other advice relating to executive and director compensation on an ongoing basis. The Compensation Committee has assessed Compensia’s independence and determined that Compensia had no conflicts of interest in connection with its provisions of services to the Compensation Committee. In 2023, the Compensation Committee engaged Compensia to provide market data, peer group analysis and conduct a compensation assessment analyzing the cash and equity compensation of our executive officers and directors against compensation for similarly situated executives and directors in our peer group. The Compensation Committee utilizes the data and analysis from Compensia to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group.
The Compensation Committee generally determines compensation for our executive officers during the first quarter of the year, including any adjustments to annual base salaries, target bonus opportunities and approval of awards of annual performance bonuses and equity awards, as well as approval of new annual performance objectives for the coming year. In addition, at various meetings throughout the year the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and other strategic compensation issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. The Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer when determining the compensation of the other executive officers. In the case of the Chief Executive Officer, the Compensation Committee evaluates his performance, which influences any adjustments the Compensation Committee approves to his compensation as well as equity awards to be granted. As part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials that it deems appropriate, including financial reports and projections, tax and accounting information, executive and director share ownership information, company share performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of its outside compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. For more information regarding the Compensation Committee process with respect to 2023 compensation to our named executive officers, see “Executive Compensation — How We Determine Executive Compensation.”
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for:
•
identifying, reviewing and evaluating candidates to serve as directors on the Board (consistent with criteria approved by the Board and in accordance with the BCBCA);

•
reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board;

•
making recommendations to the Board regarding the membership of the committees of the Board;

•
assessing the performance of management and the Board; and

•
developing a set of corporate governance guidelines and principles for our Company.

The Nominating and Corporate Governance Committee is currently composed of three directors: Andreas Krebs, Dr. Suzanne Bruhn and Dr. Roger Crystal, with Mr. Krebs serving as Chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Nasdaq Listing Rules 5605(a)(2) and 5605(d)(2) and under NI 52-110). The Nominating and Corporate Governance Committee meets as its members deem necessary or appropriate and met four times during the fiscal year ended December 31, 2023. The Board has adopted a written Nominating and Corporate Governance Committee Charter that is available to shareholders on our website at https://ir.mindmed.co/corporate-governance/governance-documents.
Director Nomination Process
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee must also ensure that a candidate is not disqualified from acting as a director to our company pursuant to the BCBCA. The Nominating and Corporate Governance Committee also intends to consider such factors as: possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to our affairs; demonstrated excellence in his or her field; having the ability to exercise sound business judgment; and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time, subject to the BCBCA. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, our ongoing contractual obligations, and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability.
Because our directors all serve one-year terms and stand for election at each annual meeting of shareholders the Nominating and Corporate Governance Committee reviews our incumbent directors’ overall service to our Company each year, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. The Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable U.S. and Canadian securities rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee identifies candidates for director nominees, using search firms or other advisors as needed. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. For further information on the Nominating and Corporate Governance Committee’s director selection criteria, see “— Board and Executive Officer Selection” below.
The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders, which is separate from shareholder nominations of directors made pursuant to the advance notice provisions set out in the Articles and pursuant to Section 14 of the Exchange Act. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder. See “Questions and Answers about the Annual Meeting — When are shareholder proposals and director nominations due for next year’s annual general meeting of shareholders?” for further information on the advance notice provisions by which shareholders can submit director nominees for election.
Orientation and Continuing Education
The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures and meetings with senior management. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.
Assessments
As described above, the Nominating and Corporate Governance Committee will periodically review, discuss and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may provide the results of these evaluations to the Board for further discussion as appropriate.
Director Term Limits and Other Mechanisms of Board Renewal
The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.
Shareholder Communications with the Board of Directors
Historically, we have not provided a formal process related to shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been excellent.
Ethical Business Conduct
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, directors and employees. The Code of Ethics is available on our website at https://ir.mindmed.co/corporate-governance/governance-documents and has been filed on our SEDAR+ profile. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the website above. The Nominating and Corporate Governance Committee is responsible for periodically reviewing and assessing the Code of Ethics and providing recommendations of any changes deemed appropriate to the Board for its consideration.
The Audit Committee is responsible for reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure adherence to applicable laws and results as well as to its Code of Ethics. To facilitate compliance with the Code of Ethics, we have implemented a program of awareness, training and review. We have established the position of Compliance Officer to oversee this program. The Compliance Officer is a person to whom any of our directors, executive officers or employees can address any questions or concerns regarding the Code of Ethics.
No material change reports have been filed by us since January 1, 2023, that pertain to any conduct of a director or executive officer that constitutes a departure from the Code of Ethics.
Each director and executive officer of the Company is required to disclose to and seek the approval of the Audit Committee, as required by applicable laws and regulations, information regarding any material contract or transaction in respect of which that director or executive officer has a disclosable interest or any related party transactions. It is our policy that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.
The Board encourages and promotes a culture of ethical business conduct through leadership by example and thereby requires each director on the Board, the Chief Executive Officer and each other executive officer to conduct himself or herself in a manner that exemplifies ethical business conduct. The Chief Executive Officer is specifically responsible for fostering a corporate culture that promotes the highest level of innovation, integrity and the highest ethical standards. The Board and each committee have the authority to hire, at the expense of the Company and subject to the Company’s conflict of interest policies, independent legal, financial or other advisors that they deem necessary, without consulting or obtaining the advanced approval of any officer.
Corporate Governance Guidelines and Board Mandate
We have Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The text of the Corporate Governance Guidelines is attached to this Proxy Statement as Annex A.

Hedging Policy
Our Insider Trading Policy prohibits officers, directors, employees or our consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.
Board and Executive Officer Selection
Consideration Given to the Representation of Women on the Board
At this time, we do not have a separate written policy relating to the identification and nomination of women on the Board and the Board has determined it is not necessary to have such a policy given the current diversity on and composition of the Board. The Board is committed to nominating the best candidates to fulfill director roles positions taking into account diversity to ensure the Board have the proper skills, expertise and diversity of perspectives. The Board may consider the adoption of such a policy in the future if it deems it to be in the best interests of the Company.
Director Identification and Selection Process
As described in the Company’s Corporate Governance Guidelines, a copy of which is attached as Annex A to this Proxy Statement, the Board reviews candidates for director nomination in the context of the current composition of the Board and the long-term interests of its shareholders and determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members.
The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements and being older than 21. The Board may also add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board.
In determining whether to recommend any particular candidate for selection by the Board as a director nominee, the Nominating and Corporate Governance Committee will consider the following factors:
•
relevant expertise to offer advice and guidance to management;

•
sufficient time to devote to the affairs of the Company;

•
excellence in his or her field which should be relevant to the position of a director of the Company;

•
the ability to exercise sound business judgment; and

•
the commitment to rigorously represent the long-term interests of the Company’s shareholders.

An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board will also consider diversity (including diversity of race, ethnicity, gender and sexual orientation), age, skills and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board, including a candidate’s prior employment history. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of Nasdaq or any applicable securities laws or regulations.
Consideration Given to the Representation of Women in Executive Officer Appointments
We consider diversity, including the level of representation of women, as one of the factors in making executive officer appointments. The Company also considers the experience and skills necessary for the position. At this time, the Company does not have a separate written policy relating to the identification and nomination of women to serve as our executive officers and the Board has determined it is not necessary to have such a policy given the current diversity on and composition of the executive officers.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions
We have not adopted a target regarding women representation on the Board. Diversity, including the level of representation by women, is one of the factors that the Nominating and Corporate Governance Committee considers in identifying and nominating candidates for election or re-election to the Board. The other factors that the Nominating and Corporate Governance Committee considers are described in “Director Identification and Selection Process” above. The Nominating and Corporate Governance Committee believes all these factors are relevant to ensure high functioning Board members and that establishing targets based upon only women may disqualify desirable director candidates.
We have not adopted a target regarding women in executive officer positions of our company. Diversity, including the level of representation by women, is one of the factors that the Company considers in identifying executive officers. The other factors that the Company considers are described in “Consideration Given to the Representation of Women in Executive Officer Appointments” above. The Company believes all of these factors are relevant to ensure appropriate executive officers and that establishing targets based upon only women may disqualify desirable executive officer candidates.
Composition of Executive Officers and Board
As of the date of this Proxy Statement, 33% of the Board and 33% of our six executive officers are women (2 women). In addition, 50% of our six executive officers are racially and ethnically diverse. Of the executive officers who are women, 50% are ethnically diverse. The matrix below provides the diversity statistics for our Board:
Board Diversity Matrix (as of April 26, 2024)
Total Number of Directors	6
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	1	—	—

PROPOSAL NO. 2
APPOINTMENT OF AUDITOR
At the Annual Meeting, our shareholders will be called upon to appoint KPMG as our independent registered public accounting firm (auditor) until the 2025 annual general meeting of shareholders, with remuneration to be fixed by the Audit Committee. If the appointment of KPMG is not approved by our shareholders, KPMG will continue to serve as our independent registered public accounting firm (auditor) until a successor is appointed.
KPMG has audited the Company’s financial statements since 2022 and was appointed at our annual general and special meeting of shareholders on June 1, 2022. Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
On March 28, 2022, the Board determined not to reappoint Ernst & Young (Canada) LLP (“EY Canada”) for the fiscal year ending December 31, 2022. On the same date, subject to receipt of shareholder approval, the Audit Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm (auditor) to audit the Company’s financial statements for the fiscal year ending December 31, 2022, in place of EY Canada. The principal accountant’s report of EY Canada on the consolidated financial statements of the Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. As at December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 through March 28, 2022, there were no disagreements with EY Canada, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY Canada would have caused them to make reference to the subject matter of such disagreements in connection with any reports it would have issued for such years. A letter from EY Canada addressed to the SEC was attached as an exhibit to the Company’s Current Report on Form 8-K filed on March 22, 2022 stating that EY Canada concurred with the statements made by the Company with respect to EY Canada in such Current Report on Form 8-K.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to our company by KPMG, our independent registered public accounting firm (auditor), for the fiscal years ended December 31, 2023 and 2022.
	Fiscal Year Ended December 31
	2023	2022
(in thousands)
Audit Fees(1)	$1,053	$1,067
Audit Related Fees	$0	$0
Tax Fees(2)	$142	$128
All Other Fees(3)	$2	$2
Total Fees	$1,197	$1,197

(1)
Audit Fees.   This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements and services rendered in connection with registration statements, including comfort letters and consents.

(2)
Tax Fees.   This category includes all fees associated with tax compliance, tax advice and tax planning work.

(3)
All Other Fees.   This category includes fees billed for subscription to an online accounting research service.

Audit Committee Oversight
At no time since January 1, 2023 has a recommendation of the Audit Committee to nominate or compensate an independent registered public accounting firm (auditor) not been adopted by the Board.
Pre-Approval Policies and Procedures
Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent registered public accounting firm (auditor), and pre-approve all audit services and all non-audit services of our independent registered public accounting firm (auditor) permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of our independent registered public accounting firm (auditor) to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to the Chair of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees, audit-related fees and tax fees.
Vote Required
The affirmative vote of the holders of a majority of the voting power of our common shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting will be required to appoint KPMG as our independent registered public accounting firm (auditor) until the 2025 annual general meeting of shareholders. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL NO. 3
THE EMPLOYEE SHARE PURCHASE PLAN
At the Annual Meeting, our shareholders will be asked to approve the Mind Medicine (MindMed) Inc. 2024 Employee Share Purchase Plan (the “ESPP”). The Board approved the ESPP on April 16, 2024, subject to its approval by our shareholders.
Reasons for the Approval of the ESPP
The Board determined that it was in the best interests of our company to approve an employee share purchase plan in order to give our employees an opportunity to share in our success and to promote a sense of personal ownership in our company. Our success is highly dependent on our skilled employees. Consistent with our strategic focus on recruitment, retention and management of qualified clinical, scientific technical employees, the purpose of the ESPP is to encourage stock ownership by all eligible employees and to incentivize employees to remain in employment, improve operations, increase profits and contribute more significantly by providing them with a convenient means of purchasing common shares from time to time at a discount to market prices through the use of payroll deductions, subject to a maximum amount that an employee can purchase of $25,000 per calendar year pursuant to applicable law. The full text of the ESPP is contained in Annex B to this Proxy Statement, and the material features of the ESPP are summarized below.
Administration
The Compensation Committee is authorized to administer the ESPP. The Compensation Committee will have full power and authority to adopt rules and procedures to administer the ESPP, interpret the provisions of the ESPP and determine the terms and conditions of offerings under the ESPP.
All costs and expenses incurred for ESPP administration will be paid by us.
Share Reserve
Up to 750,000 common shares may be purchased by participants under the ESPP. In the event of any change to our outstanding common shares, such as a recapitalization, stock dividend, stock split or similar event, appropriate adjustments will be made to the number and class of common shares available under the ESPP, the limit on the number of common shares that a participant may purchase during any purchase period, and the number, class and purchase price of common shares subject to purchase under any pending offering.
Eligibility and Participation
Our employees who are regularly scheduled to work at least 20 hours per week may participate in the ESPP (subject to potential exclusions imposed by us).
However, no employee who owns common shares totaling 5% or more of the total combined voting power of our outstanding common shares may participate in the ESPP. The Compensation Committee may, consistent with the requirements of Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), impose additional eligibility requirements for individual offerings under the ESPP, such as excluding employees who have been employed for less than two years, seasonal employees, highly compensated employees or employees who are citizens or residents of a foreign jurisdiction. As of March 31, 2024, we estimate that approximately 58 employees, including our six executive officers, would be eligible to participate in the ESPP.
Eligible employees may enroll in the ESPP during an enrollment period prior to a purchase period (referred to as an “Offering”) and will begin participating at the start of that Offering.
Offerings
The ESPP will be carried out in Offerings, each of which will consist of a single purchase period for a duration (up to 27 months) as the Board or the Compensation Committee may determine. We expect that, if the ESPP is approved by our shareholders, the Offerings will generally be periods lasting between three to twelve months.

A participant who is employed by the Company as of the first day of an Offering will be granted an option as of such date to purchase a number of full common shares through payroll withholding. At the end of each Offering, common shares will be purchased based on payroll deductions accumulated during that Offering.
Share Purchases and Purchase Price
As of the last day of each Offering, a participant’s option for the purchase of common shares will be exercised automatically for a number of full common shares which the accumulated payroll deductions in the participant’s account at that time will purchase at the applicable option price. Prior to the commencement of each Offering, the Board or the Compensation Committee will determine the option price per share for common shares to be purchased at the end of that Offering, as a percentage of the fair market value of our common shares, which may not be less than 85% of such fair market value, on the date specified, such as the lesser of the value on the first day or the last day of the Offering, or the value on the last day of the Offering.
The fair market value of a common share on any relevant date under the ESPP will be deemed to be equal to the closing sale price per share on that date. On April 24, 2024, the closing price of our common shares as reported on the Nasdaq Global Market was $8.46 per share.
Payroll Deductions
Each participant may elect to have up to 20% of eligible compensation withheld as a payroll deduction per pay period with a minimum pay period deduction of $10. For purposes of the ESPP, except as otherwise defined by the Compensation Committee, eligible compensation means the cash compensation classified as base pay, and not including overtime, commissions, bonuses, disability payments, shift differentials, employer contributions to a 401(k) or other retirement plan, amounts deferred to a non-qualified deferred compensation plan, incentives, equity awards, reimbursements, expense allowances, fringe benefits and other similar payments, and including contributions made to a cafeteria plan maintained by the Company or a subsidiary, or under any qualified transportation fringe benefit plan, with such compensation determined as of the beginning of each Offering. If allowed by the Compensation Committee, participants may increase or decrease their payroll deductions during an Offering.
Special Limitations
The ESPP imposes certain limitations upon a participant’s right to purchase common shares under the ESPP, including the following:
•
a participant may not be granted rights to purchase more than $25,000 worth of our common shares (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding; and

•
no participant may purchase, during any Offering, more than the number of common shares determined by dividing $25,000 by the fair market value on the first day of that Offering.

Withdrawal from the ESPP
A participant may, by written notice during an Offering, withdraw from the ESPP by complying with the rules set by the Compensation Committee, and such participant’s accumulated (but not yet invested) contributions to the ESPP will be refunded.
Termination of Employment
A participant’s purchase right will immediately terminate upon such participant’s termination of employment for any reason. Any payroll deductions that the participant may have made for the Offering in which such termination of employment occurs will be refunded and will not be applied to the purchase of common shares.

Shareholder Rights
No participant will have any shareholder rights with respect to the common shares covered by such participant’s purchase rights under the ESPP until the common shares are actually purchased on the participant’s behalf through the ESPP and issued and delivered.
Transferability of Purchase Rights
No purchase rights under the ESPP will be assignable or transferable by the participant, except by will or the laws of descent and distribution.
Corporate Transactions
If we undergo a merger, consolidation or other reorganization, or sell all or substantially all our assets, each right to acquire common shares on any purchase date scheduled to occur after the date of the consummation of the transaction may be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or its parent or subsidiary, or our Board may terminate the ESPP or shorten the Offering then in progress by setting a new purchase date to occur prior to the transaction.
Share Proration
Should the total number of common shares to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of common shares remaining available for issuance under the ESPP at that time, the Compensation Committee shall make to each participant a pro rata allocation in a uniform and nondiscriminatory manner of the available shares, and the payroll deductions of each participant not used to purchase common shares will be refunded.
Amendment and Termination
The ESPP may be terminated at any time by the Board and will terminate upon the date on which all common shares remaining available for issuance under the ESPP are sold pursuant to exercised purchase rights. The Board may at any time amend or suspend the ESPP. However, the Board may not, without shareholder approval, amend the ESPP to effect any other change in the ESPP that would require shareholder approval under applicable law or exchange rules.
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to us and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and no deductions will be allowed to us, upon either the grant or the exercise of purchase rights under the ESPP. Taxable income will not be recognized until either there is a sale or other disposition of the common shares acquired under the ESPP or in the event the participant should die while still owning the purchased common shares.
If a participant sells or otherwise disposes of the purchased common shares within two years after the first day of the Offering in which such common shares were acquired, or within one year after the actual purchase date of those common shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the common shares on the purchase date exceeded the purchase price paid for those common shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the common shares exceeds the sum of the aggregate purchase price for those common shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or otherwise disposes of the purchased common shares more than two years after the first day of the Offering in which the common shares were acquired and more than one year after the actual purchase date of those shares, or upon death, the participant or the participant’s estate will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the common shares on the sale or disposition date exceeded the purchase price paid for those common shares or (ii) 15% of the closing market price of the common shares on the first day of the Offering in which the common shares were acquired (or such purchase price discount provided by the Compensation Committee for the Offering, not to exceed 15%). Any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.
Plan Benefits
The benefits to be received by our officers and employees under the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions.
Registration with the SEC
If the 2024 ESPP is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the 2024 ESPP with the SEC pursuant to the Securities Act.
Vote Required
The affirmative vote of the holders of a majority of the voting power of our common shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting will be required to approve the ESPP. Broker non-votes and abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of April 26, 2024.
Name	Age	Position(s)
Robert Barrow	35	Chief Executive Officer
Miri Halperin Wernli, Ph.D., M.B.A.	71	Executive President
Daniel Karlin, M.D., M.A.	44	Chief Medical Officer
Schond Greenway, M.B.A.	52	Chief Financial Officer
Carrie F. Liao, C.P.A.	58	Chief Accounting Officer
Mark Sullivan, J.D.	52	Chief Legal Officer and Corporate Secretary
Biographical information for Robert Barrow, Chief Executive Officer since June 2021 and a director since December 2021 is included in “Proposal No. 1 — Election of Directors — Nominees for Election.”
Miri Halperin Wernli, Ph.D., M.B.A. has served as our Executive President since February 2021 and as a member of our Board from August 2020 until August 2022. She is a senior pharmaceutical and biomedical executive with over 30 years of strategic and operational leadership in the biopharmaceutical industry and a deep understanding of clinical psychiatry and drug and product development in heavy regulated environments. Dr. Halperin Wernli co-founded Creso Pharma, a medical cannabis company, and guided the company through its listing on the Australian Stock Exchange in October 2016. She was the Group Chief Executive Officer as well as an Executive Director on the board of directors from July 2016 until August 2020. Prior to founding Creso Pharma, Dr. Halperin Wernli worked in clinical psychiatry in Swiss academic hospital settings from 1986 to 1990 and then held various global senior executive leadership positions in the pharmaceutical and biotech industries in Switzerland and in the United States (including Merck, Sharp and Dohme, Roche and Actelion pharmaceuticals) from 1991 to 2016 covering product development, R&D and strategic marketing. Her extensive pharmaceutical industry and biomedical R&D experience covers the full spectrum from preclinical to clinical development and strategy, to drug registration and launch, across several therapeutic areas. Dr. Halperin Wernli is a skilled clinician in child and adult psychiatry and an experienced pharmaceutical leader with skills and broad expertise in drug development, regulatory affairs, project and portfolio management, development finance and controlling and corporate strategy and governance. Dr. Halperin Wernli graduated with a Doctor of Philosophy in Genetics and Experimental Psychology from the University of Geneva and an Executive Master of Business Administration from Stanford University.
Daniel R. Karlin, M.D., M.A. has served as our Chief Medical Officer since February 2021. Dr. Karlin co-founded HealthMode in 2018 and served as its Chief Executive Officer from 2018 through its acquisition by MindMed in February 2021. Prior to HealthMode, from 2013 to 2018, Dr. Karlin built and led clinical, informatics and regulatory strategy for Pfizer’s (NYSE: PFE) Digital Medicine and Innovation Research Lab. He also served as Global Clinical Lead for psychiatry clinical compounds at Pfizer. Dr. Karlin previously served as founder and Chief Medical Officer at Column Health, a leading technology-enabled psychiatry and addiction practice. He is also a founding Advisor to the Digital Biomarkers Journal, co-founder and Board Chair of the Digital Medicine Society (DiMe), and was on the committee for Leadership for Digital Drug Development Tools at Critical Path Alzheimer’s Disease, MJFF and Mental Health IT at the American Psychiatric Association (“APA”). Additionally, since 2018, Dr. Karlin has held various consulting roles at companies focused on the healthcare and life sciences industries. Dr. Karlin is Board Certified in Psychiatry, Addiction Medicine and Clinical Informatics. He is a Fellow of the APA and the American Society of Addiction Medicine, an Assistant Professor of Psychiatry at Tufts University School of Medicine and is a strategic advisor to several pharmaceutical, biotech and health technology companies. Dr. Karlin graduated with a Bachelor of Arts in Neuroscience and Behavior, a Masters in Clinical Informatics from Columbia University and a Doctor of Medicine from the University of Colorado School of Medicine.
Schond Greenway, M.B.A. has served as our Chief Financial Officer since May 2022. Mr. Greenway has over 20 years of experience in investment banking, finance and corporate advisory and investment analysis in the life sciences and financial services industries. Mr. Greenway was the Chief Financial Officer of Avalo Therapeutics, Inc., a precision medicine clinical stage biopharmaceutical company (NASDAQ: AVTX), from March 2021 to February 2022. Previously, Mr. Greenway served as Vice President, Investor Relations at Mesoblast Limited, an allogeneic cellular medicines company (NASDAQ: MESO), from 2016 to February 2021, and as Executive Director, Strategy & Investor Relations at Halozyme Therapeutics, Inc., a late-stage oncology and biopharmaceutical company (NASDAQ: HALO), from 2013 to 2016. Prior to that, Mr. Greenway served in positions of increasing responsibility at investment banking firms and healthcare companies such as Morgan Stanley, Barclays Capital and DURECT Corporation, predominantly focused on healthcare and technology. Mr. Greenway received a Bachelor of Science from Florida A&M University and a Master of Business Administration from the Darden Graduate School of Business at the University of Virginia.
Carrie F. Liao, C.P.A. has served as our Chief Accounting Officer since November 2022. Prior to that Ms. Liao served as our Vice President, Corporate Controller and Accounting Principal since November 2021. Ms. Liao has over 20 years of experience in accounting and finance in public and private companies. Starting at Deloitte, her career has focused on the life sciences industry from early development through commercialization and manufacturing. Recently, she has successfully supported multiple initial public offering filings and capital raises. She specializes in Sarbanes-Oxley Act compliance, resolution of complex accounting matters, merger and acquisitions, process improvement, and SEC interim and annual filings. Prior to joining MindMed, Ms. Liao was the Corporate Controller at ORIC Pharmaceuticals, a public clinical stage biopharmaceuticals company (NASDAQ: ORIC), from November 2019 to July 2021 and the Corporate Controller at MannKind Corporation, a public biopharmaceuticals company (NASDAQ: MNKD) from May 2017 to November 2019. Ms. Liao received a Bachelor of Science in Business Administration and Accounting from California State University San Marcos. Ms. Liao is a Certified Public Accountant in the state of California and a Chartered Global Management Accountant.
Mark R. Sullivan, J.D. has served as our Chief Legal Officer and Corporate Secretary since April 2023. Prior to joining our company, Mr. Sullivan was the General Counsel and Corporate Secretary of Sesen Bio, a biopharmaceutical company (prior to its merger with Carisma Therapeutics) (NASDAQ: CARM), from August 2019 to April 2023. From April 2018 to August 2019 he served as Acting General Counsel of Sesen Bio. From August 2012 through March 2018, he served as a private consultant to life sciences companies. Previously, he served as the General Counsel, Chief Compliance Officer and Secretary of MModal Inc. (Nasdaq: MODL), formerly MedQuist, Inc., a leading healthcare IT company, from September 2006 until July 2012 when MModal was taken private by One Equity Partners, the private investment arm of JP Morgan Chase & Co. From August 2004 until September 2006, Mr. Sullivan was the Acting General Counsel of MModal MQ Inc. Between March 2003 and August 2004, Mr. Sullivan served as Associate General Counsel and Assistant Secretary of MModal MQ Inc. Prior to joining MModal, Mr. Sullivan was in private practice with Pepper Hamilton LLP from 2000 to 2003, and Drinker Biddle & Reath LLP from 1998 to 2000. Mr. Sullivan received a Bachelor of Arts from the University of Pennsylvania and a J.D. from the Rutgers University School of Law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Only shareholders of record at the close of business on the Record Date of April 24, 2024 will be entitled to vote at the Annual Meeting. Each common share is entitled to one vote. On the Record Date, there were 71,872,422 common shares outstanding and entitled to vote.
The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 24, 2024, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and applicable Canadian securities regulations and includes any common shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 71,872,422 common shares outstanding as of the Record Date. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares beneficially owned by them, subject to applicable community property laws. Common shares issuable upon vesting, exercise or conversion of outstanding equity awards or preferred shares that are exercisable, subject to vesting or convertible within 60 days after April 24, 2024 are deemed beneficially owned and such common shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
As of April 1, 2024, to the knowledge of the executive officers and directors of the Company, no person or company beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying 10% or more of the voting rights attached to such class.
Unless otherwise noted below, the address for persons listed in the table is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007.
	Common Shares
Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable within 60 Days	Number of Shares Beneficially Owned	%
Beneficial Owners
Deep Track Capital, LP(1)	6,666,667		6,666,667	9.28%
Commodore Capital LP(2)	5,833,333		5,833,333	8.12%
Named Executive Officers and Directors:
Robert Barrow(3)	189,856	371,229	561,085	*
Schond Greenway(4)	32,182	82,895	115,077	*
Dr. Daniel Karlin(5)	121,221	146,353	267,574	*
Carol A. Vallone(6)	13,126	32,623	45,749	*
Andreas Krebs(7)	11,689	33,166	44,855	*
Dr. Suzanne Bruhn(8)	12,237	27,549	39,786	*
Dr. Roger Crystal(9)	12,237	27,549	39,786	*
David Gryska(10)	—	17,148	17,148
All executive officers and directors as a group (11 persons)(11)	568,380	1,063,272	1,631,652	2.26%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding common shares.

(1)
Based on information contained in the Schedule 13G filed with the SEC on March 15, 2024 by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin. Each of Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin disclosed shared voting power and shared dispositive power with respect to 6,666,667 of our common shares. The address for Deep Track Capital, LP is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830. The address for Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. The address for David Kroin is c/o Deep Track Capital, LP, 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830.

(2)
Based on information contained in the Schedule 13G filed with the SEC on March 21, 2024 by Commodore Capital LP and Commodore Capital Master LP. Each of Commodore Capital LP and Commodore Capital Master LP disclosed shared voting power and shared dispositive power of 5,833,333 of our common shares. The address for Commodore Capital LP and Commodore Capital Master LP is 444 Madison Avenue, Floor 35, New York, New York 10022

(3)
Includes (a) 32,903 common shares that Mr. Barrow has the right to acquire within 60 days of April 24, 2024 pursuant to the vesting of restricted stock units (“RSUs”); and (b) 338,326 common shares that may be acquired pursuant to the exercise of stock options within 60 days of April 24, 2024.

(4)
Includes (a) 16,229 common shares that Mr. Greenway has the right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 66,666 common shares that may be acquired pursuant to the exercise of stock options within 60 days of April 24, 2024.

(5)
Includes (a) 12,270 common shares that Mr. Karlin has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 134,083 common shares that may be acquired pursuant to the exercise of stock options within 60 days of April 24, 2024.

(6)
Includes (a) 3,418 common shares that Ms. Vallone has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 29,205 common shares subject to options held by Ms. Vallone, all of which common shares are exercisable as of April 24, 2024. In addition, within 60 days of April 24, 2024, Ms. Vallone holds 45,471 director deferred share units (“DDSUs”) pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation — Non-Employee Director Compensation.”

(7)
Includes (a) 3,418 common shares that Mr. Krebs has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 29,748 common shares subject to options held by Mr. Krebs, all of which common shares are exercisable as of April 24, 2024. In addition, within 60 days of April 24, 2024, Mr. Krebs holds 42,850 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation — Non-Employee Director Compensation.”

(8)
Includes (a) 3,418 common shares that Dr. Bruhn has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 24,131 shares subject to options held by Dr. Bruhn, all of which common shares are exercisable as of April 24, 2024. In addition, within 60 days of April 24, 2024, Dr. Bruhn holds 20,524 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation — Non-Employee Director Compensation.”

(9)
Includes (a) 3,418 common shares that Dr. Crystal has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 24,131 common shares subject to options held by Dr. Crystal, all of which common shares are exercisable as of April 24, 2024. In addition, within 60 days of April 24, 2024, Dr. Crystal holds 20,524 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation — Non-Employee Director Compensation.”

(10)
Includes (a) 4,617 common shares that Mr. Gryska has right to acquire within 60 days of April 24, 2024 pursuant to the vesting of RSUs; and (b) 12,531 common shares subject to options held by Mr. Gryska, all of which common shares are exercisable as of April 24, 2024. In addition, within 60 days of April 24, 2024, Mr. Gryska holds 12,531 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation — Non-Employee Director Compensation.”
(11)
Includes the common shares described in notes (1) through (8) above, as well as an aggregate of 500,592 common shares held by other executive officers or right by such other executive officers to acquire common shares within 60 days of April 24, 2024 pursuant to the exercise of outstanding options and vesting of RSUs.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and our other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2023, we believe all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for a late Form 4 reporting one transaction filed by each of Dan Karlin, Miri Halperin Wernli, Robert Barrow, Schond Greenway and Carrie Lao.

EXECUTIVE COMPENSATION
We became a U.S. domestic issuer as of January 1, 2022 and we are currently an “emerging growth company” and “smaller reporting company” under applicable U.S. federal securities laws. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012. Accordingly, the following disclosure is intended to comply with the scaled disclosure requirements applicable to us. Although the rules allow us to provide less detail about our executive compensation program, our Compensation Committee is committed to providing additional information to help our shareholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our 2023 executive compensation program.
This section discusses our executive compensation decisions for the fiscal year ended December 31, 2023 for the individuals who served as our principal executive officer and our two other most highly compensated executive officers as of December 31, 2023, referred to as our “named executive officers” or “NEOs” for 2023. Our NEOs for 2023 are the following:
Name	Title
Robert Barrow	Chief Executive Officer (“CEO”)
Schond Greenway	Chief Financial Officer (“CFO”)
Daniel Karlin, M.D.	Chief Medical Officer (“CMO”)
Executive Summary
Company Overview
MindMed is a clinical stage biopharmaceutical company developing novel product candidates to treat brain health disorders. Our mission is to be the global leader in the development and delivery of treatments for brain health disorders that unlock new opportunities to improve patient outcomes. We are developing a pipeline of innovative product candidates, with and without acute perceptual effects, targeting neurotransmitter pathways that play key roles in brain health disorders. This specifically includes pharmaceutically optimized product candidates derived from the psychedelic and empathogen drug classes, including MM120 and MM402, our lead product candidates.
Our lead product candidate, MM120, is a proprietary, pharmaceutically optimized form of lysergide D-tartrate that we are developing for the treatment of generalized anxiety disorder (“GAD”). In December 2023, we announced positive topline results from our Phase 2b clinical trial of MM120 for the treatment of GAD. The trial met its primary endpoint, with MM120 demonstrating statistically significant and clinically meaningful dose-dependent improvements on the Hamilton Anxiety rating scale compared to placebo at Week 4. In March 2024, we announced that the FDA has granted breakthrough designation to our MM120 program for the treatment of GAD. We also announced in March 2024 that our Phase 2b trial of MM120 in GAD met its key secondary endpoint, and 12-week topline data demonstrated clinically and statistically significant durability of activity observed through Week 12. We intend to work closely with the FDA to finalize our Phase 3 development program for MM120 in GAD. We plan to hold an End-of-Phase 2 meeting with the FDA in the first half of 2024 and expect to initiate Phase 3 clinical trials in the second half of 2024.
Our second lead product candidate, MM402, also referred to as R(-)-MDMA, is our proprietary form of the R-enantiomer of 3,4-methylenedioxymethamphetamine (“MDMA”), which we are developing for the treatment of autism spectrum disorder. MDMA is a synthetic molecule that is often referred to as an empathogen because it is reported to increase feelings of connectedness and compassion. Preclinical studies of R(-)-MDMA demonstrate its acute pro-social and empathogenic effects, while its diminished dopaminergic activity suggest that it has the potential to exhibit less stimulant activity, neurotoxicity, hyperthermia and abuse liability compared to racemic MDMA or the S(+)-enantiomer. In the third quarter of 2022, our collaborator, University Hospital Basel (“UHB”) in Switzerland, began conducting a Phase 1 investigator-initiated trial (“IIT”) of R(-)-MDMA, S(+)-MDMA and R/S-MDMA in healthy volunteers to compare the tolerability, pharmacokinetics and acute subjective, physiological and endocrine effects of the three molecules. We anticipate topline results from UHB’s trial to be presented in the first half of 2024. In addition, we have initiated our first clinical trial of MM402, a single-ascending dose trial in adult healthy volunteers in the fourth quarter of 2023. This Phase 1 clinical trial is intended to characterize the tolerability, pharmacokinetics and pharmacodynamics of MM402.
Beyond our clinical stage product candidates, we are pursuing a number of programs, primarily through external collaborations, through which we seek to expand our drug development pipeline and broaden the potential applications of our lead product candidates. These research and development programs include non-clinical, pre-clinical and human clinical trials and IITs of additional product candidates and research compounds with our collaborators. Our external research programs include a broad multi-year exclusive research partnership with UHB in Switzerland. Under the partnership, we have exclusive worldwide rights to data, compounds and patent rights associated with UHB’s research on lysergide and a number of additional compounds, including data from preclinical studies and clinical trials investigating the effects of lysergide in patient populations and healthy volunteers. We also have an ongoing partnership agreement with MindShift Compounds AG to develop next-generation compounds utilizing the molecular backbone of classical psychedelics and empathogens. In addition, we have in the past and will continue to engage in other relevant research collaborations to support our ongoing development efforts and potential additions to our pipeline. Our research partnerships and IITs facilitate the advancement of our early-stage pipeline and support the potential identification of product candidates for additional company-sponsored drug development programs.
Our drug development program is complemented by digital medicine projects to develop products intended to help facilitate the adoption and scalability of our product candidates, if and when they are approved. Our digital medicine projects and product roadmaps, and strategies, and investments are based on the projected development and commercialization strategies of our product candidates, with timelines and investments for each project contingent on the progression of the related drug program.
Our business is premised on a growing body of research supporting the use of novel psychoactive compounds to treat a myriad of brain health disorders. For all product candidates, we intend to proceed through research and development, and with marketing of the product candidates that may ultimately be approved pursuant to the regulations of the FDA and the legislation in other jurisdictions. This entails, among other things, conducting clinical trials with research scientists, using internal and external clinical drug development teams, producing and supplying drugs according to current Good Manufacturing Practices, and conducting all trials and development in accordance with the regulations of the FDA, and other legislation in other jurisdictions.
Corporate Performance Highlights
MM120
•
MM120, our proprietary, pharmaceutically optimized form of lysergide D-tartrate, is being developed for the treatment of GAD.

•
In December 2023, we announced positive topline results from our 200-patient Phase 2b dose-optimization study of MM120 for the treatment of GAD.

•
In March 2024, we announced that our Phase 2b trial of MM120 in GAD met its key secondary endpoint, and 12-week topline data demonstrated clinically and statistically significant durability of activity observed through Week 12.

•
We plan to hold an End-of-Phase 2 meeting with the FDA in the first half of 2024 and we expect to initiate Phase 3 clinical trials in the second half of 2024.

MM402
•
MM402, our proprietary form of the R-enantiomer of MDMA, is being developed for the treatment of core symptoms of autism spectrum disorder (“ASD”).

•
We initiated our first clinical trial of MM402 in 2023. This Phase 1 trial is intended to characterize the tolerability, pharmacokinetics and pharmacodynamics of MM402, and to evaluate early signals of efficacy to support our approach in targeting core symptoms of ASD.

•
UHB in Switzerland, our collaborator, began conducting a Phase 1 IIT of R(-)-MDMA, S(+)-MDMA and R/S-MDMA in healthy volunteers. This trial is comparing the tolerability, pharmacokinetics and acute subjective, physiological and endocrine effects of the three molecules. We anticipate topline results from UHB’s trial to be presented in the first half of 2024.

Our Executive Compensation Practices
Our executive compensation program adheres to the following policies and practices designed to align our executive team’s interests with shareholder interests and market best practices:
What We Do	What We Don’t Do
• Emphasize “at-risk” compensation and long-term equity incentives	• No “single trigger” change in control cash payments
• Tie performance-based cash bonus opportunities to defined corporate objectives and formally cap payouts	• No substantially enhanced benefits or perquisites that are not available to all employees
• Seek and value shareholder feedback on compensation practices	• No guaranteed bonuses or base salary increases
• Retain an independent compensation consultant	• No tax “gross-ups” on severance or change in control payments
• Prohibit hedging or pledging of our common shares

•
Entered into executive employment agreements and set executive compensation (including salary, bonus target and long-term incentive compensation) based on industry data from a comparable set of peer companies

2023 Executive Compensation Actions
•
We structured a significant portion of CEO and other NEO compensation as “at-risk”, including certain performance-based compensation. The charts below show the 2023 total reported pay mix of our CEO and our other NEOs and the portion of each individual’s aggregate reported pay that is tied directly to performance, consisting of annual performance bonus earned, and other “at-risk” compensation, consisting of equity incentives awarded (based on such equity incentives’ grant date fair value as reported in the “2023 Summary Compensation Table”).

•
We structured annual performance bonus opportunities to be dependent on achievement of corporate objectives and we paid annual performance bonuses of 95% of target based on 95% achievement of these objectives.

•
We granted equity awards in the form of time-based RSUs.

•
We increased base salaries for our CEO Mr. Barrow, our CFO Schond Greenway and our CMO Dr. Karlin. The resulting 2023 base salaries were positioned between the 25th and 50th percentile of competitive market data.

*
Reflects 2023 cash compensation, consisting of annual base salaries and performance bonus earned, and 2023 equity awards granted, based on such equity incentives’ grant date fair value as reported in the “2023 Summary Compensation Table,” for each of our named executive officers.

Overview of Our Executive Compensation Program
The Compensation Committee oversees our executive compensation program and policies. Our executive compensation philosophy is based on the following objectives:
•
providing equitable and highly competitive compensation to attract, motivate and retain top talent;

•
directly and substantially linking short-term compensation to measurable corporate goals to promote a high-performance culture; and

•
providing a highly competitive long-term incentive structure based on creating and aligning compensation with shareholder and broader stakeholder value.

The following table summarizes the three principal components of our executive compensation program, their objectives and key features. In addition to these three principal components, we also provide our executive officers with severance and change-in-control payments and benefits, as well as other benefits generally available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans, which are more fully described in the section entitled “Other Features of Our Compensation Program” below.
Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Base salaries are reviewed and determined based on a number of factors, including internal equity, retention, expected cost of living increases and the overall performance of our company, and by reference to competitive market data provided by the Compensation Committee’s compensation consultant.
Annual Performance Bonus (at-risk cash)	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives.	Target annual performance bonus opportunities, expressed as a percentage of base salary, are reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Actual bonus payments are based upon achievement of corporate objectives determined by the Compensation Committee.

Element of Compensation	Objectives	Key Features
Long-Term Incentive (at-risk equity)
Motivates and rewards for long-term company performance; aligns executives’ interests with shareholder interests and changes in shareholder value.
Attracts highly qualified executives and encourages continued employment over the long-term.

Annual equity awards are reviewed and determined at the beginning of each year or as appropriate during the year for new hires, promotions or rewards for significant achievement.
Individual awards are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our common shares, internal equity among executives and competitive market data provided by the Compensation Committee’s compensation consultant.
Equity awards are provided in the form of stock options and/or RSUs. Stock options and RSUs are key aspects of our “pay-for-performance” philosophy, providing a potential future return that increases as the market price of our common shares appreciates.

We do not currently have formal policies for allocating compensation among base salary, annual performance bonuses and equity awards. Instead, the Compensation Committee uses its judgment to establish a target total direct compensation opportunity for each named executive officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that it believes is appropriate to achieve the goals of our executive compensation program and our corporate objectives. A significant portion of our named executive officers’ target total direct compensation opportunity is comprised of “at-risk” compensation in the form of an annual performance bonus opportunity and equity awards tied to shareholder returns in order to align the executive officers’ incentives with the interests of our shareholders and our corporate goals.
How We Determine Executive Compensation
The Compensation Committee reviews and approves, or recommends for approval by our Board, the compensation of our named executive officers. The Compensation Committee uses the services of an independent compensation consultant who is retained by, and reports directly to, the Compensation Committee to provide the Compensation Committee with an additional external perspective with respect to its evaluation of relevant market and industry practices. For fiscal year 2023, our Compensation Committee retained Compensia to provide executive compensation consulting services to the Compensation Committee and assist it in reviewing our executive compensation program, making compensation decisions for each of our executive officers and ensuring that our compensation program remains competitive in attracting and retaining talented executives. As part of its services to the Compensation Committee, Compensia recommended a peer group of companies to provide relevant data from comparable companies for the Compensation Committee to consider in making executive compensation decisions. The peer group of companies used by the Compensation Committee in making 2023 compensation decisions was comprised of the following companies. These companies were selected in August 2022 as appropriate peers due to industry and stage of development (specialty pharmaceutical and biotechnology companies in Phase 2 or 3 development, with a pipeline similar to ours focused on central nervous system and/or psychiatric conditions, who had recently gone public), location (headquartered in competitive markets for talent) and size (market capitalizations primarily ranging from 0.25 to 4 times our market capitalization and primarily pre-revenue):

Peer Group Companies 2023
Anavex Life Sciences	Eliem Therapeutics	Passage Bio
Annexon	Evelo Biosciences	Praxis Precision Medicines
Atai Life Sciences N.V.	Fulcrum Therapeutics	Relmada Therapeutics
Axsome Therapeutics	Immunovant	Seelos Therapeutics
Cassava Sciences	KalVista Pharmaceuticals	Stoke Therapeutics
COMPASS Pathways plc	Lineage Cell Therapeutics	VistaGen Therapeutics
Quince Therapeutics	MeiraGTx Holdings plc
The Compensation Committee’s general aim is for compensation to remain competitive with the market, falling above or below the median of the market data as appropriate based on corporate and individual executive performance, and other factors deemed to be appropriate by the Compensation Committee. We have not developed a specific market positioning or “benchmark” that we consistently aim for in setting compensation levels; instead the Compensation Committee determines each element of compensation, and total target cash and direct compensation, for each named executive officer based on various facts and circumstances appropriate for our company in any given year.
The Compensation Committee sets the compensation of our executive officers at levels the Compensation Committee determines to be competitive and appropriate for each named executive officer, using the Compensation Committee’s professional experience and judgment. Compensation decisions are not made by use of a formulaic approach; the Compensation Committee believes that these decisions require consideration of a multitude of relevant factors that may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the following factors:
•
our corporate performance and business needs;

•
each named executive officer’s individual performance, experience, job function, change in position or responsibilities, and expected future contributions to our company;

•
internal pay equity among our named executive officers and positions;

•
the need to attract new talent to our executive team and retain existing talent in a highly competitive industry;

•
A range of competitive market data reference points from the peer group described above;

•
the total compensation cost, burn rate and shareholder dilution from executive compensation actions;

•
trends and compensation paid to similarly situated executives within our market;

•
its compensation consultant’s recommendations;

•
a review of each named executive officer’s total targeted and historical compensation and equity ownership; and

•
our CEO’s recommendations on executive officers other than the CEO, based on the CEO’s direct knowledge of the performance of each named executive officer and the CEO’s review of competitive market data.

2023 Summary Compensation Table
The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers during the fiscal years ended December 31, 2023 and December 31, 2022.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Robert Barrow(3) Chief Executive Officer	2023	$598,750	$1,212,000	$0	$318,725(5)	$13,658(7)	$2,143,133
	2022	$671,582(4)	$2,070,402	$2,200,831	$282,500(6)	$2,019(8)	$5,227,334
Schond Greenway(9) Chief Financial Officer	2023	$430,000	$530,250	$0	$167,200(5)	$11,424(10)	$1,138,874
	2022	$243,056	$976,164	$828,708	$97,316(6)	$2,911(11)	$2,148,155
Daniel Karlin, M.D. Chief Medical Officer	2023	$462,500	$378,750	$0	$180,500(5)	$15,522(13)	$1,037,272
	2022	$481,250(12)	$1,080,701	$945,370	$170,000(6)	$12,380(14)	$2,689,701

(1)
The amounts disclosed in this column represent the aggregate grant date fair value of RSUs as calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in “Note 2 — Basis of Presentation and Summary of Significant Accounting Policies — Stock-based compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or the sale of the common shares underlying such RSUs.

(2)
The amounts disclosed in this column represent the aggregate grant date fair value of the option awards as calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 2 — Basis of Presentation and Summary of Significant Accounting Policies — Stock-based compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. There were no option awards granted in the fiscal year ended December 31, 2023. These amounts do not correspond to the actual economic value that may be realized by the named executive officers upon the exercise of such stock options.

(3)
Mr. Barrow is also a member of our Board, but did not receive any additional compensation in his capacity as a director.

(4)
The Board approved an increase in Mr. Barrow’s base salary to $565,000 on March 24, 2022, with a retroactive effective date of June 9, 2021, the date Mr. Barrow commenced employment as our CEO. The salary amount presented for Mr. Barrow for 2022 represents the sum of his base salary of $565,000 for 2022 and a retroactive adjustment of $106,582, which reflects retroactive base salary compensation for 2021 services.

(5)
Earned with respect to 2023 performance and paid in 2024.

(6)
Earned with respect to 2022 performance and paid in 2023.

(7)
Consists of $13,200 in 401(k) matching contributions, $162 in life insurance premiums and $296 in perquisites.

(8)
Consists of $1,875 in 401(k) matching contributions and $144 in life insurance premiums.

(9)
Mr. Greenway joined our company as our CFO on May 23, 2022. All information regarding compensation and awards in this section reflects the compensation of Mr. Greenway as CFO from and after May 23, 2022.

(10)
Consists of $10,756 in 401(k) matching contributions, $414 in life insurance premiums and $254 in perquisites.

(11)
Consists of $2,669 in 401(k) matching contributions and $242 in life insurance premiums.

(12)
The salary amount presented for Dr. Karlin for 2022 represents the sum of his base salary of $425,000 for 2022 and a retroactive adjustment of $56,250, which reflects retroactive base salary compensation for 2021 services.

(13)
Consists of $13,200 in 401(k) matching contributions, $180 in life insurance premiums and $2,142 in perquisites.

(14)
Consists of $12,200 in 401(k) matching contributions, $180 in life insurance premiums.

Narrative to 2023 Summary Compensation Table
Annual Base Salary
Each of the named executive officer’s 2023 annual base salaries are listed in the table below:
Name	2023 Base Salary ($)
Robert Barrow	610,000
Schond Greenway	440,000
Daniel Karlin, M.D.	475,000
The 2023 base salaries approved for Mr. Barrow, Mr. Greenway and Dr. Karlin represent increases of 8%, 10% and 12%, respectively, from their base salaries in place as of the end of 2022. The increased base salary rates were effective on April 1, 2023, shortly following approval by the Compensation Committee and Board.
Performance Bonus Compensation
The annual performance-based bonus that each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that the Board or our Compensation Committee establishes each year. Based on achieving these corporate goals, Mr. Barrow, Mr. Greenway and Dr. Karlin each have the opportunity to earn a target annual performance bonus equal to 55%, 40% and 40% of annual base salary, respectively. For 2023, our named executive officer performance bonuses were dependent upon meeting strategic goals related to: the advancement of our R&D pipeline; the advancement of our pre-commercial strategy related to MM120; delivering on our financial ambitions to support value creation and continue to strength our compliance; and our advancement as a patient-focused, high impact company. After assessing our 2023 performance, the Compensation Committee determined that our overall level of achievement of all goals was 95% and accordingly, each of our named executive officers received a performance bonus equal to 95% of such named executive officer’s target bonus. A summary of the corporate goals, relative weightings and level of achievement is set forth in the table below:
2023 Corporate Goals	Weighting	Actual Performance
Advancement of Product Pipeline across Drug and Digital R&D	50%	50%
Drive Market Readiness through Advancement of Pre-Commercial Strategy	20%	20%
Deliver on Financial Ambitions to Support Value Creation & Continue to Strengthen Compliance	20%	15%
Advance our Patient-Focused High Impact Company	10%	10%
Total 2023 Achievement	100%	95%
The 2023 amounts reflected in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table above reflect the amount earned in respect of 2023 performance bonuses.
Equity Incentive Compensation
We granted annual RSUs to each of Mr. Barrow, Mr. Greenway and Dr. Karlin in March 2023. The Compensation Committee, in consultation with Compensia, evaluated the appropriate form of equity compensation and determined that our long-term incentive compensation program for our named executive officers for 2023 should consist of RSUs. The Compensation Committee believed this award type delivered the most appropriate, balanced, incentives in 2023 to our named executive officers. Additionally, the

Compensation Committee considered that performance-vesting equity awards are used by a minority of our peer companies with whom we compete for talent and determined that time-vesting equity continued to be appropriate for our named executive officers at this time.
The grant date value of equity awards we granted to our named executive officers in 2023 fell below the median of the competitive market data reviewed by the Compensation Committee.
The 2023 equity awards granted to our named executive officers are reflected in the table below. These RSUs are granted under and subject to the terms of the Mind Medicine (MindMed) Inc. Performance and Restricted Share Unit Plan (the “PR Plan”).
Name	Restricted Stock Units (RSUs)
Robert Barrow	400,000
Schond Greenway	175,000
Daniel Karlin, M.D.	125,000
Other Features of Our Compensation Program
Employment Agreements with our Named Executive Officers
Based on consultations between our Compensation Committee and Compensia and a review of competitive market data, in November 2022, we entered into new employment agreements with each of our then named executive officers. Each employment agreement provides for “at-will” employment and provides, among other things, the terms of compensation of each such named executive officer. Each of those agreements sets forth the annual base salary each named executive officer is entitled to and the target annual cash bonus opportunity, which amounts may be adjusted from time to time (which amounts for 2023 are described above in “— Annual Base Salary” and “— Performance Bonus Compensation”). In addition, such employment agreements provide for certain severance and change of control benefits, the terms of which are described below under “— Severance and Change in Control Benefits.”
Severance and Change in Control Benefits
Under the terms of their employment agreements, each of our named executive officers is eligible for severance benefits upon certain involuntary termination events. The Compensation Committee reviewed, and our Board approved, these severance benefits, after a review of competitive market data provided by Compensia, to ensure that the benefits are appropriately structured and at reasonable levels. The Board and Compensation Committee believes that these severance protection benefits are necessary to attract and retain top talent, provide stability among our named executive officers, serve to focus our named executive officers on our business operations and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
All change of control payments are structured to be on a “double-trigger” basis, requiring an involuntary termination in connection with the change in control transaction. Enhanced severance benefits are provided for a qualifying termination that occurs in connection with a change of control because the severance benefits are also intended to mitigate any reluctance of our named executive officers to diligently consider and pursue potential change in control transactions that may be in the best interests of our shareholders. We do not maintain any agreements with our named executive officers providing for tax “gross-ups” in connection with severance or change in control transactions.
Pursuant to their employment agreements, each of our named executive officers is eligible to receive benefits if the named executive officer’s employment is terminated by us without cause or by the named executive officer for good reason (in either case, referred to as an “Involuntary Termination”). The amount of such benefits is greater if such Involuntary Termination occurs on or within the 12 months following a change in control transaction (a “CIC Termination”). Upon such an Involuntary Termination or a CIC Termination, in addition to any accrued but unpaid salary through the date of termination, unreimbursed business expenses payable in accordance with our standard expense reimbursement policies and any benefits owed under any qualified retirement plan or health and welfare benefit plan, the named executive officer is eligible to receive the following severance benefits, subject to signing and delivering to us a separation agreement containing a general release of claims in favor of our company:
•
continued payment of his or her then-current base salary for 12 months (CEO) and nine months (other NEOs), or, in the case of a CIC Termination, 24 months (CEO) and 12 months (other NEOs) (such applicable period of time, the “Severance Period”);

•
payment or reimbursement of continued health coverage for the named officer and his or her dependents under COBRA for up to the length of the Severance Period;

if the Involuntary Termination occurs after the completion of our fiscal year, but before any bonuses are paid for such fiscal year, the named executive officer will be eligible for a bonus for the completed fiscal year, dependent upon the actual achievement of the applicable corporate performance goals, as determined by the Board in its reasonable discretion, or in the case of a CIC Termination that occurs after the completion of our fiscal year, but before any bonuses are paid for such fiscal year, an amount equal to 100% (CEO) or 50% (other NEOs) of target bonus; and
•
only in the case of a CIC Termination, the vesting and exercisability of all outstanding equity awards that are subject to time-based vesting requirements (if any) will be accelerated in full.

The terms “cause” and resignation for “good reason” are defined in the employment agreements, and a “change in control” has the definition set forth in the Mind Medicine (MindMed) Inc. Stock Option Plan (the “Option Plan”).
Additionally, each of our named executive officers holds stock options and RSUs granted under and subject to the terms of the Option Plan and the PR Plan. A description of the termination and change in control provisions in such equity plans are provided below.
Option Plan.   Unless otherwise determined by the Option Plan administrator and set forth in the relevant option award agreement, upon the occurrence of an Event of Termination (as defined in the Option Plan), the options granted to a named executive officer may be exercised in accordance with the following:
•
if the named executive officer’s service with us terminates by reason of the death of the named executive officer, all outstanding options shall become vested and immediately exercisable and any option held by the named executive officer may thereafter be exercised for a period ending 12 months following the date of death (or, if sooner, on the last day of the stated term of such option);

•
if the named executive officer’s service with us is terminated for Cause (as defined the Option Plan): (i) any option held by the named executive officer will immediately and automatically expire as of the date of such termination, and (ii) any common shares for which we have not yet delivered share certificates or other evidence of ownership will be immediately and automatically forfeited and we will refund to the named executive officer the option exercise price paid for such common shares, if any; or

•
if the named executive officer’s service with us terminates for any reason other than death or Cause, any option held by such named executive officer may thereafter be exercised by the named executive officer, to the extent it was exercisable at the time of such termination, for a period ending 90 days following the date of such termination (or, if sooner, on the last day of the stated term of such option); provided that any exercise of an option pursuant to this subsection shall only be in respect of common shares which were available for purchase at the date of the Event of Termination.

Notwithstanding anything to the contrary set forth in the Option Plan, upon or in anticipation of any Change in Control (as defined in the Option Plan), the Option Plan administrators may, in their sole and absolute discretion and without the need for the consent of any Option Plan participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (a) cause any or all outstanding Options to become vested and immediately exercisable, in whole or in part; and/or (b) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control.

PR Plan.   Except as otherwise provided in the relevant RSU award agreement or the named executive officer’s employment agreement, in the event that, prior to a vesting date with respect to RSUs, (i) the named executive officer’s employment is terminated by us for any reason, or (ii) a named executive officer voluntarily terminates his employment with us, including due to retirement, no portion of the RSUs that would otherwise vest on such vesting date shall vest and the named executive officer shall receive no payment or other compensation in respect of such RSUs; provided that any vested RSUs will be settled in accordance with the payment of cash or shares sections of the PR Plan.
Subject to the terms of the relevant RSU award agreement or the named executive officer’s employment agreement, in the event of a Change in Control (as defined in the PR Plan), all RSUs credited to the account of the named executive officer as at the time of Change in Control, will become vested RSUs on a one-for-one basis as at the time of Change in Control, unless otherwise determined by the Board. As soon as practical following the Change in Control, the named executive officer, at the discretion of the Board, will receive a payment in cash or in common shares (or a combination thereof) equal to the number of such vested RSUs multiplied by the price at which the common shares are valued for the purposes of the transactions giving rise to the Change in Control.
Perquisites, Health, Welfare and Retirement Benefits
Our named executive officers were eligible to participate in our employee benefit plans, including health insurance and group life insurance benefits, on the same basis as our other employees. We also maintain a 401(k) plan, which is a defined contribution employee retirement plan intended to qualify as a tax-qualified plan under Section 401(k) of the Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $22,500 for employees under the age of 50 for calendar year 2023. For 2023, we made non-elective contributions totaling up to 4% of an eligible employee’s gross salary, subject to any applicable statutory limits imposed by the Internal Revenue Service. Mr. Barrow, Mr. Greenway and Dr. Karlin received $13,200, $10,756, and $13,200, respectively, in 401(k) plan matching contributions in 2023.
We generally do not provide other material perquisites or personal benefits to our named executive officers, except in certain limited circumstances. None of our named executive officers participate in non-qualified deferred compensation plans sponsored by our company. The Board may elect to adopt qualified or non-qualified deferred compensation or pension plans in the future if it determines that doing so is in our company’s best interests.
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and CFO may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, on November 20, 2023 we adopted a clawback policy to provide for recovery of certain incentive compensation in the event of an Accounting Restatement (as defined in the policy). The Clawback Policy meets the requirements of the SEC and the Nasdaq listing standards which implement the SEC’s Rule 10D-1. Under the Clawback Policy, in the event we are required to prepare an Accounting Restatement, except as otherwise provided in the Clawback Policy, we are required to recover the excess incentive compensation received by any of the Covered Officer (as defined in the Clawback Policy). The excess incentive compensation is the amount that exceeds what would have been received if the determination of the incentive compensation had been based on the restated amounts in the accounting restatement. The Clawback Policy applies to all incentive compensation, whether it is cash or equity compensation, that is awarded to executives on achievement of financial reporting measures. The Clawback Policy is available as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Policy prohibits all directors, officers from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information about equity awards granted to our named executive officers that were outstanding as of December 31, 2023:
Name	Option or Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Robert Barrow	3/14/2023	—	—	—	—	325,000(14)	$1,189,500
	3/24/2022	84,875	109,125(3)	$17.06	3/24/2027	—	—
	3/24/2022	—	—	—	—	68,250(5)	$249,795
	4/21/2021	122,281	45,419(6)	$31.48	4/21/2026	—	—
	4/21/2021	—	—	—	—	34,938(7)	$127,873
	1/15/2021	55,000	11,666(8)	$45.31	1/15/2026	—	—
	1/15/2021	—	—	—	—	16,667(13)	$61,001
Schond Greenway	3/14/2023	—	—	—	—	142,188(14)	520,408
	5/23/2022	43,541	66,459(9)	$11.53	5/23/2027	—	—
	5/23/2022	—	—	—	—	52,916(10)	193,673
Daniel Karlin, M.D.	3/14/2023	—	—	—	—	101,563(14)	$371,721
	3/24/2022	36,458	46,875(3)	$17.06	3/24/2027	—	—
	3/24/2022	—	—	—	—	35,625(5)	$130,388
	4/21/2021	69,369	28,564(11)	$31.48	4/21/2026	—	—
	4/21/2021	—	—	—	—	21,972(12)	$80,418

(1)
All of the option awards listed in the table were granted with an exercise price equal to the closing price of our common shares on Nasdaq on the trading day prior to the date of grant.

(2)
This column reflects the market value of RSUs as of December 31, 2023, based on the closing price of our common shares on Nasdaq as of that date. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or the sale of our common shares underlying such RSUs.

(3)
The common shares subject to the option vest and become exercisable with 1/48th of the total common shares vesting monthly over 48 months from the vesting commencement date, March 24, 2022, subject to the named executive officer providing continuous service to us as of each such vesting date.

(4)
Represents shares underlying RSUs. Each RSU represents a contingent right to receive one of our common shares and vests subject to the named executive officer providing continuous service to us on each vesting date.

(5)
The RSUs vest in 48 equal monthly installments from the vesting commencement date, March 24, 2022, subject to the named executive officer providing continuous service to us on each vesting date.

(6)
25% of the common shares underlying the option vested and became exercisable on January 15, 2022; the remaining common shares underlying the option shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the named executive officer providing continuous service to us on each such vesting date.

(7)
25% of the RSUs vested on January 15, 2022 with the remaining RSUs vesting each month thereafter over 36 months, subject to Mr. Barrow providing continuous service to us on each such vesting date.

(8)
25% of the common shares underlying the option vested and became exercisable on January 15, 2022; the remaining common shares underlying the option shall vest and become exercisable in 30 equal monthly installments beginning on February 15, 2022, subject to Mr. Barrow providing continuous service to us on each such vesting date.
(9)
25% of the common shares underlying the option vest and become exercisable on May 23, 2023, and 1/36th of the remaining common shares vest monthly thereafter over 36 months, subject to Mr. Greenway providing continuous service to us as of each such vesting date.

(10)
25% of the RSUs vest on May 23, 2023 with 1/12th of the remaining RSUs vesting each quarter thereafter over 12 quarters, subject to Mr. Greenway providing continuous service to us on each such vesting date.

(11)
25% of the common shares underlying the option vested and became exercisable on February 26, 2022; the remaining common shares underlying the option shall vest and become exercisable in 36 equal monthly installments thereafter, subject to Dr. Karlin providing continuous service to us on each such vesting date.

(12)
25% of the RSUs vested on February 26, 2022 with the remaining RSUs vesting each month thereafter over 36 months, subject to Mr. Karlin providing continuous service to us on each such vesting date.

(13)
The RSUs vest in four equal annual installments from the vesting commencement date, January 15, 2021.

(14)
The RSUs vest quarterly over 48 months from the vesting commencement date, March 14, 2023.

DIRECTOR COMPENSATION
As our company has transitioned to be a U.S. domestic filer traded on Nasdaq, we have made significant changes to the composition of our Board over the past three years, and we are in the process of evolving our non-employee director compensation program.
In late 2021 and early 2022, our Compensation Committee worked closely with its outside compensation consultant, Compensia, to evaluate our non-employee director compensation program, including a comprehensive assessment of our program against peer company practices and trends in director compensation for companies with whom we compete. Compensia recommended, and the Compensation Committee and Board approved, a compensation program for our non-employee directors, which became effective at our annual shareholder meeting in June 2022, and is described below under “Non-Employee Director Compensation Policy”. The compensation program reflects a cash and equity compensation program more aligned with market practice for U.S. domestic issuers and at competitive levels intended to attract and retain qualified directors, generally reflecting compensation terms around the 50th percentile of market data provided by Compensia for similarly situated companies.
Director Compensation Table
The following table sets forth information concerning the compensation earned for service on our Board of Directors during the year ended December 31, 2023. Mr. Barrow’s compensation as an executive officer is set forth under “Executive Compensation — 2023 Summary Compensation Table.” Mr. Barrow did not receive any compensation for service as a director. None of our directors earned any compensation other than cash fees, options under the Option Plan and stock awards in the form of RSUs and DDSUs under the PR Plan and the Directors Deferred Share Unit Plan (“DDSU Plan”), respectively, during the fiscal year ended December 31, 2023, and accordingly, we have omitted all other columns from the table below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Total ($)
Carol A. Vallone	$97,500	$49,352	$49,352	$196,204
Andreas Krebs	$87,500	$49,352	$49,352	$186,204
Brigid A. Makes(3)	$26,140	—	—	$26,140
Dr. Suzanne Bruhn	$50,000	$49,352	$49,352	$148,704
Dr. Roger Crystal	$50,000	$49,352	$49,352	$148,704
David Gryska(4)	$29,011	$100,000(5)	$50,002(5)	$179,013

(1)
All of the option awards listed in the table were granted with a per share exercise price equal to the closing price of our common shares on Nasdaq on the day prior to the date of the grant. The amounts shown in this column represent the grant date fair value of the option awards in accordance with ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by such director. For the assumptions used in valuing the options, see “Note 2 — Basis of Presentation and Summary of Significant Accounting Policies — Stock-based compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As of December 31, 2023, each director had the outstanding stock options shown in the table below:

Name	Outstanding Stock Options
Carol A. Vallone	29,205
Andreas Krebs	29,748
Dr. Suzanne Bruhn	27,267
Dr. Roger Crystal	27,267
David Gryska	37,594

(2)
The amounts in this column represent the grant date fair value of RSUs and DDSUs in accordance with ASC Topic 718. See “Note 2 — Basis of Presentation and Summary of Significant Accounting Policies — Stock-based compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As of December 31, 2023, each then-serving director had the unvested RSUs and DDSUs shown in the table below:

Name	Unvested DDSUs	Unvested RSUs
Carol A. Vallone	24,385	6,836
Andreas Krebs	22,598	6,836
David Gryska	13,131(6)	13,851
Dr. Suzanne Bruhn	18,658	10,804
Dr. Roger Crystal	18,658	10,804

(3)
Ms. Makes did not stand for re-election at the 2023 annual general meeting of shareholders.

(4)
Mr. Gryska was elected as a director of the Company on June 21, 2023.

(5)
Mr. Gryska received an Initial Grant (as defined below) upon his election as a director at the 2023 Annual Meeting under the Non-Employee Director Compensation Policy (consisting of options, RSUs and DDSUs)

(6)
This column includes the initial grant of DDSUs, which had a target value of approximately $47,402.

Non-Employee Director Compensation Policy
Our Board adopted a Non-Employee Director Compensation Policy (the “Policy”) effective as of June 1, 2022, and amended the Policy, (the “Amended Policy”), in August 2022. Under the Amended Policy, each of our non-employee directors is eligible to receive compensation for service on our Board and committees of our Board. Non-employee directors also receive reimbursement for necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.
The Amended Policy provides our non-employee directors with the following cash compensation for their services:
•
$40,000 per year for each non-employee director (“Base Retainer”);

•
$40,000 per year for the Chair of the Board (if applicable) in addition to the Base Retainer;

•
$30,000 per year for the Vice Chair of the Board (if applicable) in addition to the Base Retainer;

•
$15,000 per year for the Chair of the Audit Committee or $7,500 per year for each other member of the Audit Committee;

•
$10,000 per year for the Chair of the Compensation Committee or $5,000 per year for each other member of the Compensation Committee; and

•
$10,000 per year for the Chair of the Nominating and Corporate Governance Committee or $5,000 per year for each other member of the Nominating and Corporate Governance Committee.

The cash compensation above is payable to our eligible non-employee directors in equal quarterly installments, prorated for any partial quarter of service. All annual cash fees are vested upon payment. Each non-employee director may decline all or any portion of his or her compensation by giving notice to the Company prior to the date cash payment is made.
Each non-employee director who joins our Board, upon the date of his or her initial election or appointment to be a non-employee director, is granted an equity award having an aggregate target grant value of $450,000 (the “Initial Grant”) in the form of any of the following or a combination thereof, as determined by the Board in its sole discretion on or before the applicable grant date: RSUs, Options and/or DDSUs (collectively, the “Award Options”), each pursuant and subject to the terms of the Option Plan, PR Plan and DDSU Plan, as applicable.

Each Initial Grant vests over a three-year period, subject to the non-employee director’s continuous service as a member of the Board through each such vesting date. Initial Grants in the form of RSUs vest in three equal annual installments over such three-year period; provided, that in the event that a non-employee director’s continuous service as a member of the Board terminates for any reason other than for cause after the first anniversary of the grant date, a portion of the Initial Grant RSUs that would have vested on the next annual vesting date following the date of departure will immediately vest in full as of the date of termination of service, prorated based on a fraction, the numerator of which is the number of days elapsed from the prior vesting date through the date of termination of service, and the denominator of which is 365 (or 366, as applicable). Initial Grants in the form of options or DDSUs vest with respect to one-third (1/3) of the Initial Grant on the one-year anniversary of the grant date, with the remaining portion of the Initial Grant vesting in equal monthly installments thereafter.
On the date of each annual shareholder meeting of the Company, each non-employee director who (a) has served as a director of the Company for at least six (6) months as of the date of such annual shareholder meeting, and (b) continues to serve as a non-employee director following such annual shareholder meeting (excluding any non-employee director who is first appointed or elected by the Board at such annual shareholder meeting) will be granted an annual award, in any of the Award Forms as determined by the Board in its sole discretion, having an aggregate target grant value of $180,000 (the “Annual Grant”). The Annual Grant vests over a one-year period measured from the grant date, or in any event no later than the date immediately prior to the next annual shareholder meeting, subject in any case to the Eligible Director’s (as defined in the Policy) continuous service as a member of the Board through such vesting date. Annual Grants in the form of RSUs vest in four equal quarterly installments measured from the grant date; Annual Grants in the form of Options or DDSUs vest in twelve equal monthly installments measured from the grant date.
All options granted in an Initial Grant or Annual Grant are nonstatutory stock options, with an exercise price per share equal to 100% of the Fair Market Value (as defined in the Option Plan) of the underlying common shares on the prior trading day before the grant date, and a term of ten years from the grant date (subject to earlier termination in connection with a termination of service, as provided in the Option Plan and applicable stock option grant notice and award agreement).
Each Initial Grant and Annual Grant vest as follows upon a Change in Control or Change of Control (as defined in each of the Option Plan, PR Plan or DDSU Plan, as applicable), subject, in each case, to the non-employee director’s continuous service as a member of the Board through the date of such Change in Control or Change of Control (as applicable): (a) with respect to any non-employee director who has less than one (1) year of continuous service as a member of the Board on the date of such Change in Control or Change of Control, the portion of each Initial Grant and/or Annual Grant held by such non-employee director will vest as would have vested through the one (1) year anniversary of the applicable grant date, had the non-employee director provided continuous service as a member of the Board through such date; and (b) with respect to any non-employee director who has one (1) or more years of continuous service as a member of the Board on the date of such Change in Control or Change of Control, each Initial Grant and/or Annual Grant held by such Eligible Director will vest in full.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of our equity compensation plans under which our equity securities are authorized for issuance in effect as of December 31, 2023.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders			(1)
Mind Medicine (MindMed) Inc. Stock Option Plan	2,161,734	USD$17.78
Mind Medicine (MindMed), Inc. Performance and Restricted Share Unit Plan	2,294,056
Equity compensation plans not approved by securityholders	0		0
Total	4,455,790		(1)

(1)
Represents an aggregate number of common shares reserved for future issuance under our Option Plan and PR Plan. As of the date of grant under the Option Plan or RSU Plan, the aggregate number of common shares available for issuance under the Option Plan and PR Plan (and any other Share Compensation Arrangements as defined in the Plans) is 15% of the common shares issued and outstanding, subject to adjustment as described in the Option Plan and PR Plan. As of December 31, 2023, the aggregate number of common shares remaining available for future issuance under our equity compensation plans was 1,709,405.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described above under the headings “Executive Compensation” and “Director Compensation” and as set forth below, there have been no transactions since January 1, 2022 to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the fiscal years ended December 31, 2023 or 2022; and

•
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements
Our Articles provide that we must indemnify each of our directors and officers to the extent permitted under the BCBCA. We may also indemnify any of our employees, agents or representatives subject to any restrictions under the BCBCA.

Indemnification is prohibited under the BCBCA unless the individual:
•
acted honestly and in good faith with a view to the best interests of our company or its subsidiary, as applicable; or

•
in the case of a proceeding other than a civil proceeding, the individual had reasonable grounds for believing that his or her conduct was lawful.

We have entered into an indemnification agreement with each of our directors and executive officers. As provided by our Articles, these agreements, among other things, require us to indemnify each director and executive officer to the extent permitted under the BCBCA. These agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.
Related-Party Transaction Policy
In January 2022, we adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For the purposes of our policy only, a related person transaction will be a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee, consultant or director will not be covered by this policy. A related person means (i) any person who is, or at any time since the beginning of the Company’s last fiscal year, was, a director or executive officer of the Company or a nominee to become a director of the Company and (ii) any security holder known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, including any immediate family members or affiliates of such persons identified in (i) and (ii).
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board of Directors, takes into account the relevant available facts and circumstances including:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products;

•
the terms of the transaction; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion. Under the policy, any director who has a direct or indirect material interest in the proposed related person transaction should not participate in the decision of the Audit Committee or other independent body of the Board of Directors regarding whether to approve, ratify or reject the proposed transaction and must not be present during any deliberations concerning the proposed transaction unless as permitted by the policy. If, however, a proposed related person transaction arises in which all directors are deemed to have a direct or indirect material interest in the transaction, the proposed related person transaction shall be submitted to shareholders for approval.
All of the transactions described in this section were entered into prior to the adoption of this policy. Although we did not have a written policy for the review and approval of transactions with related persons, our Board has historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders.
To the knowledge of the Company, no informed person of the Company, nor any proposed director, nor any associate or affiliate of any informed person or proposed director, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries and that, directly or indirectly, involves remuneration for services.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
To the knowledge of the Company, there is no substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each person who has been a director or executive officer of the Company at any time since January 1, 2023, each proposed nominee for election as a director of the Company or each associate or affiliate of the aforementioned persons in any matter to be acted upon in the Annual Meeting other than the election of directors.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single copy of the Notice and, if you requested printed versions by mail, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or us. Direct your written request to Mind Medicine (MindMed) Inc., Chief Executive Officer, One World Trade Center, Suite 8500, New York, New York 10007 or (212) 220-6633 and we will deliver promptly a separate copy of the Notice and, if you requested printed versions by mail, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 to any shareholder that elects not to participate in householding. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR+ at www.sedarplus.ca and in the Company’s filings with the SEC at www.sec.gov. Additional financial information is provided in our audited consolidated financial statements and management’s discussion and analysis for our most recently completed financial year. A copy of our financial statements and management’s discussion and analysis is available upon written request to our registered office at 1055 Dunsmuir Street, Suite 3000, Bentall Four, Vancouver, BC, V7X 1K8.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
Robert Barrow
Chief Executive Officer

Annex A — Corporate Governance Guidelines
MIND MEDICINE (MINDMED) INC.
CORPORATE GOVERNANCE GUIDELINES
Doc. No. G-CG-001 Rev. No. 001 Effective: 01/01/2022
The Board of Directors of Mind Medicine (MindMed) Inc. (the “Company”) has established the following guidelines for the Board’s conduct and operation. These guidelines are designed to give directors and management a flexible framework for effectively pursuing the Company’s objectives for the benefit of its stockholders. That is why these guidelines should be interpreted in the context of all applicable laws, the Company’s charter documents, and other policies.
I.   Board Composition and Selection
A.   Size of the Board.   The Board will establish the number of directors in accordance with the amended and restated certificate of incorporation and the amended and restated bylaws of the Company, as each may be further amended from time to time. The Nominating and Corporate Governance Committee will periodically review the appropriate Board size, which may vary to accommodate the availability of suitable candidates and the Company’s needs.
B.   Independence of Directors.   The Board will have a majority of independent directors, subject to any exceptions permitted by the applicable listing standards of any stock exchange that lists the Company’s capital stock (the “Exchange”), the Securities and Exchange Act of 1934, as amended together with the rules promulgated thereunder, and any applicable Canadian securities laws and regulations. To determine independence, the Board will consider the definition of independence in the applicable listing standards of the Exchange and Canadian securities regulations, and other factors that will contribute to effective oversight and decision-making.
At times required by the rules of the Securities and Exchange Commission and applicable Canadian securities regulators or listing standards of the Exchange and based on information provided by Board members and advice of counsel, the Board or the Nominating and Corporate Governance Committee will affirmatively determine director independence. In accordance with applicable rules and Company policies, the Board will confirm that each director designated as independent has no material relationships to the Company (either directly or with an organization in which the director is a partner, stockholder or officer or is financially interested) that may interfere with the exercise of their independence from management and the Company. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest.
The Audit Committee shall review and approve any proposed related party transactions in compliance with the Company’s policies and Exchange rules.
C.   Management Directors.   The Board anticipates that the Chief Executive Officer will serve on the Board. The Board also anticipates that other members of management who can assist the Board in fulfilling its responsibilities based on their experience and role at the Company may serve on the Board, under a condition that the majority of directors will remain independent as stipulated above.
D.   Board Leadership.   The Board may select a chairperson and/or vice chairperson of the Board in the manner and on the criteria that the Board deems appropriate. In the event that the Company does not have an independent chairperson of the Board, the independent directors will designate a lead independent director. The name of the chairperson or lead independent director will be listed in the Company’s proxy statement. The independent chairperson or lead independent director will be responsible for coordinating the activities of the independent directors. In addition to the duties of all Board members, the specific responsibilities of the independent chairperson or lead independent director are to:

•
work with the Chief Executive Officer to develop and approve an appropriate Board meeting schedule;

•
work with the Chief Executive Officer to develop and approve Board meeting agendas;

•
provide the Chief Executive Officer feedback on the quality, quantity, and timeliness of the information provided to the Board;

•
develop the agenda and moderate executive sessions of the independent members of the Board;

•
preside over Board meetings when the Chief Executive Officer is not present or when Board or Chief Executive Officer performance or compensation is discussed;

•
act as principal liaison between the independent members of the Board and Chief Executive Officer;

•
convene meetings of the independent directors as appropriate;

•
be available for consultation and direct communication with stockholders as deemed appropriate; and

•
perform other duties as the Board may determine from time to time.

E.   Selection of Directors.   The Board will be responsible for nominating members for election to the Board by the Company’s stockholders. The Board is also responsible for filling any vacancies on the Board unless the vacancy is filled by the stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating, and recommending candidates to serve as directors of the Company, in accordance with its charter and consistent with the criteria listed below.
The Company’s Secretary will be notified of all persons proposed to serve as potential candidates for nomination to the Board. For nominations of potential candidates made other than by the Board, the stockholder or other person making such nomination must comply with the Company’s Bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Each potential candidate must provide a list of references and agree (i) to be interviewed by members of the Nominating and Corporate Governance Committee or other directors in the discretion of the Nominating and Corporate Governance Committee, and (ii) to a background check or other review of the qualifications of a proposed nominee by the Company. Prior to nomination of any potential candidate by the Board, each member of the Board will have an opportunity to meet with the candidate, either in person or telephonically. Upon request, any candidate nominated will agree in writing to comply with these Corporate Governance Guidelines and all other policies and procedures of the Company applicable to the Board.
F.   Board Membership Criteria.   The Board will determine the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being older than 21.
In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider other factors, such as:
•
relevant expertise to offer advice and guidance to management,

•
sufficient time to devote to the affairs of the Company,

•
excellence in his or her field which should be relevant to the position of a director of the Company,

•
the ability to exercise sound business judgment, and

•
the commitment to rigorously represent the long-term interests of the Company’s stockholders.

The Board reviews candidates for director nomination in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. In conducting this assessment, the Board considers diversity, age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the Exchange or any applicable securities laws or regulations.
G.   Changes in Board Membership Criteria.   From time to time, the Board, in its discretion, may change the criteria for Board membership. When this occurs, the Board will evaluate existing members according to the new criteria. The Board may ask a director who no longer meets the complete criteria for board membership to adjust his or her committee assignments or resign from the Board.
H.   Term Limits.   The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.
I.   Limits on Board Memberships.   Directors should advise the chairperson of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the Board or committee of another company. The Board recognizes that a director’s ability to fulfill his or her responsibilities as a director can be impaired if he or she serves on multiple other boards or board committees. Service on boards and board committees of other companies should be consistent with our conflict-of-interest policies.
J.   Retirement Age.   The Board believes that it is inappropriate to have a retirement age for directors.
K.   Directors Who Change Their Job Responsibility.   A director who retires or materially changes his or her present job (other than an ordinary course promotion) should notify the Board and the Nominating and Corporate Governance Committee. While the Board does not believe any director who retires or materially changes his or her present job should necessarily leave the Board, there should be an opportunity for the Nominating and Corporate Governance Committee to review their qualifications.
II.   Role of the Board of Directors
Stockholders select directors to provide oversight and strategic guidance to senior management. A director’s responsibility is to fulfill his or her fiduciary duties of care and loyalty, and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. Board service requires significant time and attention. More specifically, the Board has responsibilities, pursuant to its written charter, to review, approve, and monitor fundamental financial and business strategies, assess our major risks, and consider ways to address those risks, select and oversee management, and establish and oversee processes to maintain our integrity. To fulfill their duties, directors must prepare for meetings and discussions with management, participate in Board meetings, review relevant materials, and serve on committees. The Company expects directors to maintain an attitude of constructive involvement and oversight, ask relevant and incisive questions, and demand honest and accurate answers. Directors must act with integrity and demonstrate a commitment to the Company, our values, business, and long-term stockholder value.
III.   Director Orientation and Education
The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures, meetings with senior management, and visits to our facilities. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.
IV.   Director Compensation
The Compensation Committee will review and recommend to the Board the type and amount of director compensation for Board and committee service for non-management directors in accordance with applicable legal and regulatory guidelines. Compensation for non-management directors and committee members should be designed to be aligned with the long-term interests of the stockholders and consistent with market practices of similarly situated companies. In determining compensation, the Board will consider the impact on the director’s independence and objectivity.
V.   Board Meetings
A.   Number of Meetings.   The Board expects to have at least four regular Board meetings each year. Directors are invited to attend the Company’s annual meeting of stockholders.
B.   Attendance and Preparation.   We expect our Board members to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Directors should notify the Company’s Secretary when he or she will be absent from a meeting. We will provide directors with appropriate materials before the meeting, except in unusual or exigent circumstances.
C.   Agenda.   The Chief Executive Officer and chairperson or lead independent director will create a schedule of topics to be discussed during the year and an agenda for each Board meeting. Each Board member is encouraged to suggest topics for the agenda at any time, and each Board member is free to raise subjects that are not on the agenda.
D.   Executive Session.   The independent non-management directors of the Board will meet periodically in executive session but no less than two times per year or whatever minimum has been set by applicable listing standards. Executive session discussions may include any topics decided by the attendees.
E.   Committee Reports.   At each regular Board meeting, if requested by the Board, each committee will present a brief summary of the principal subjects discussed, any conclusions reached, and the final actions of the committee. The chairperson of the appropriate committee will present the report. Minutes of committee meetings will be available to any director.
VI.   Board Committees
A.   Number of Committees; Independence of Members.   The Board will constitute and maintain an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Only independent directors may serve on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board may form, merge, or dissolve additional committees, as it deems appropriate.
B.   Committee Functions and Charters.   All standing committees will have a written charter that describes the committee’s responsibilities. Unless otherwise directed by the Board, any new committee formed by the Board will develop a written charter delineating its responsibilities. Each committee will periodically review its charter and recommend any proposed charter changes to the Board.
C.   Board Committee Membership.   The Nominating and Corporate Governance Committee oversees the Board’s committee structure and operations, including authority to delegate to subcommittees and committee reporting to the Board. The Nominating and Corporate Governance Committee will annually recommend to the Board each committee’s chairperson and membership. In making those recommendations, the Nominating and Corporate Governance Committee will consider the interests, independence, and experience of the directors and the independence and experience requirements of the Exchange, the rules and regulations of the Securities and Exchange Commission, applicable Canadian securities regulators, and any other applicable law.
D.   Committee Meetings and Agenda.   Each committee chairperson, in consultation with that committee’s members, will determine the processes frequency, length, and agenda for each committee meeting and the appropriate attendees in light of that committee’s charter, the authority delegated by the Board to that committee, and the legal, regulatory, accounting and governance principles applicable to that committee’s functions.
VII.   Board Access to Management; Use of Outside Advisors
Board members will have access to Company management, subject to such processes as deemed appropriate by the Nominating and Corporate Governance Committee. Board members are expected to use their judgment to ensure that this contact is not distracting to our operations or to management’s duties and responsibilities.

The Board and each committee will have the power to hire, at the expense of the Company, subject to our conflict-of-interest policies, independent legal, financial, or other advisors that they may deem necessary, without consulting or obtaining the advanced approval of any officer.
VIII.   Chief Executive Officer Evaluation
The Board, based on recommendations from the Compensation Committee, will annually review the Chief Executive Officer’s performance. The Board will evaluate performance based on objective criteria, including how well the business achieves long-term strategic objectives and successfully develops management. The Compensation Committee and Board will use this evaluation when considering the compensation of the Chief Executive Officer.
IX.   Succession Planning
The Nominating and Corporate Governance Committee should develop and periodically review with the Chief Executive Officer a plan with respect to executive officers’ succession and recommend to the Board appropriate individuals who might fill those positions. The Chief Executive Officer should also recommend and evaluate potential successors. The Chief Executive Officer will also review any development plans for those potential successors.
X.   Board Assessment
The Nominating and Corporate Governance Committee will periodically review, discuss, and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may also consider and assess the independence of directors. The Nominating and Corporate Governance Committee should provide the results of these evaluations to the Board for further discussion as appropriate.
XI.   Board Responsibilities
A director should discharge his or her duties, including duties as a member of any committee on which he or she serves, in good faith and in a manner the director reasonably believes to be in the best interests of the Company and its stockholders. Board members will comply with the laws and requirements of the Exchange and other applicable regulatory agencies and with all policies and guidelines of the Company, including without limitation, the Company’s Code of Business Conduct.
Each director is expected to disclose promptly to the Board and respond promptly and accurately to periodic questionnaires or other inquiries from the Company regarding any existing or proposed relationships with the Company, including compensation and stock ownership, which could affect the independence of the director. Each director will also promptly inform the Board of any material change in such information, to the extent not already known by the Board.
Board members are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting
Directors have an obligation to protect and keep confidential all of our non-public information unless the Company has authorized public disclosure or unless otherwise required by applicable law. Confidential information includes all non-public information entrusted to or obtained by a director by reason of his or her position on the Board. This includes information regarding our strategy, business, finances, and operations, and will include minutes, reports, and materials of the Board and committees, and other documents identified as confidential by the Company. The obligations described above continue even after service on the Board has ended.
Directors may not use such confidential information for personal benefit or to benefit other persons or entities other than the Company. Unless authorized by the Company or applicable law, directors will refrain from disclosing confidential information to anyone outside the Company, especially anyone affiliated with any entity or person that employs the director or has sponsored the director’s election to the Board. These obligations continue even after service on the Board has ended. Any questions or concerns about potential disclosures should be directed to the Company’s Chief Executive Officer, Chief Financial Officer or Chief

Legal Officer, who then may communicate with the Chief Executive Officer or the Nominating and Corporate Governance Committee regarding the potential disclosures.
XII.   Review of Governance Guidelines
The Nominating and Corporate Governance Committee will periodically review and assess the adequacy of these guidelines and recommend any proposed changes to the Board for approval.
* * * *
Approvals
Robert Barrow
CEO

Annex B — MIND MEDICINE (MINDMED) INC.
2024 EMPLOYEE SHARE PURCHASE PLAN
1.   PURPOSE.
(a)   The Plan provides a means by which Eligible Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Common Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Share Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Share Purchase Plan.
(b)   The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Share Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
(c)   The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2.   ADMINISTRATION.
(a)   The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.
(b)   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)   To designate from time to time (A) which Affiliates of the Company will be eligible to participate in the Plan, (B) Whether such Affiliates will participate in the 423 Component or the Non-423 Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Affiliates in the 423 Component will participate.
(iii)   To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)   To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)   To suspend or terminate the Plan at any time as provided in Section 12.
(vi)   To amend the Plan at any time as provided in Section 12.
(vii)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Share Purchase Plan with respect to the 423 Component.
(viii)   To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to an Affiliate designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.
(c)   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.   COMMON SHARES SUBJECT TO THE PLAN.
(a)   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of Common Shares that may be issued under the Plan will not exceed 750,000 Common Shares. For the avoidance of doubt, up to the maximum number of Common Shares reserved under this Section 3(a) may be used to satisfy purchases of Common Shares under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Shares under the Non-423 Component.
(b)   If any Purchase Right granted under the Plan terminates without having been exercised in full, the Common Shares not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)   The shares purchasable under the Plan will be shares of authorized but unissued or reacquired Common Shares, including shares repurchased by the Company on the open market.
4.   GRANT OF PURCHASE RIGHTS; OFFERING.
(a)   The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)   The Board will have the discretion to structure an Offering so that if the Fair Market Value of a Common Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Common Share on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.   ELIGIBILITY.
(a)   Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or an Affiliate or a subset of such highly compensated employees.
(b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)   the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)   the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)   the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
(c)   No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Affiliate. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the share ownership of any Employee, and shares which such Employee may purchase under all outstanding Purchase Rights and options will be treated as shares owned by such Employee.
(d)   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Share Purchase Plans of the Company and any Affiliates, do not permit such Eligible Employee’s rights to purchase shares of the Company or any Affiliate to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such share (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)   Officers of the Company and any designated Affiliate, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
(f)   Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.   PURCHASE RIGHTS; PURCHASE PRICE
(a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of Common Shares purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)   The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Common Shares will be purchased in accordance with such Offering.
(c)   In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of Common Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Common Shares that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of Common Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Common Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Common Shares (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)   The purchase price of a Common Share acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)   an amount equal to 85% of the Fair Market Value of the Common Share on the Offering Date ; or
(ii)   an amount equal to 85% of the Fair Market Value of the Common Share on the applicable Purchase Date.
7.   PARTICIPATION; WITHDRAWAL; TERMINATION
(a)   An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.
(b)   During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)   Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(d)   Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and an Affiliate that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; However, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and during a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(e)   Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.   EXERCISE OF PURCHASE RIGHTS
(a)   On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Common Shares, up to the maximum number of Common Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)   Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Common Shares on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c)   No Purchase Rights may be exercised to any extent unless the Common Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the Common Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Common Shares are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Common Shares are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.   COVENANTS OF THE COMPANY
The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell Common Shares thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Shares under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Shares upon exercise of such Purchase Rights.
10.   DESIGNATION OF BENEFICIARY
(a)   The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Common Shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)   If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Common Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Common Shares and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.   ADJUSTMENTS UPON CHANGES IN SHARES; CHANGE IN CONTROL
(a)   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)   In the event of a Change in Control, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Change of Control) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Common Shares (rounded down to the nearest whole share) within ten business days prior to the Change in Control under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.   AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN
(a)   The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by Applicable Law.
(b)   The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Share Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13.   TAX QUALIFICATION; TAX WITHHOLDING
(a)   Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b)   Each Participant will make arrangements, satisfactory to the Company and any applicable Affiliate, to enable the Company or the Affiliate to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or an Affiliate; (ii) withholding from the proceeds of the sale of Common Shares acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board.
14.   EFFECTIVE DATE OF PLAN
The Plan will become effective on the date the Plan is approved by the shareholders of the Company. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.
15.   MISCELLANEOUS PROVISIONS
(a)   Proceeds from the sale of Common Shares pursuant to Purchase Rights will constitute general funds of the Company.
(b)   A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Common Shares subject to Purchase Rights unless and until the Participant’s Common Shares acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)   The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue the employment of a Participant.
(d)   The provisions of the Plan will be governed in accordance with the laws of the Province of British Columbia.

(e)   If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)   If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.   DEFINITIONS
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)   “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.
(b)   “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
(c)   “Applicable Law” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Shares are listed or publicly traded.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Capitalization Adjustment” means, in relation to any Common Shares subject to the Plan or subject to any Purchase Right, an increase or decrease in the number of outstanding Common Shares or if such Common Shares are changed into or exchanged for a different number of shares or kind of equity shares or other securities of the Company in each case on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, dividend or other distribution payable in equity shares, or other increase or decrease in Common Shares effected without receipt of consideration by the Company, such adjustment occurring after the date the Plan is adopted by the Board.
(f)   “Change in Control” means the occurrence of any of the following events:
(i)   a change in the ownership of the Company which occurs on the date that any Person or Persons acting as a group, acquires ownership of the shares of the Company that, together with the shares held by such Person(s), constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control (i) any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control, (ii) any acquisition by the Company or any Affiliate, (iii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, or (iv) the acquisition of securities pursuant to an offer made to the general public through a registration statement filed with the Securities and Exchange Commission; or
(ii)   there is consummated a merger, amalgamation, arrangement, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, or similar transaction, the shareholders of the Company immediately prior thereto do not hold, directly or indirectly, either (i) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (ii) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii)   a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person or group of Persons acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of incorporation or domicile of the Company, (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the shareholders of the Company immediately before the transaction, or (iii) its sole purpose is to perform an internal restructuring of the Company, as determined by the Board, in its sole discretion.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
(g)   “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section will be deemed to include, as applicable, regulations promulgated under such Code section.
(h)   “Committee” means a committee of, and designated from time to time by resolution of, the Board to whom authority has been delegated by the Board in accordance with Section 2(c). (or, if no Committee has been so designated, the Board).
(i)   “Common Shares” means the common shares of the Company, without par value.
(j)   “Company” means Mind Medicine (MindMed) Inc., a Delaware corporation, and its successors.
(k)   “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(l)   “Determination Date” means the date as of which the Fair Market Value of a Common Share is required to be established for purposes of the Plan.
(m)   “Director” means a member of the Board.
(n)   “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(o)   “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(p)   “Employee Share Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
(r)   “Fair Market Value” means the fair market value of a Common Shares for purposes of the Plan, which will be determined as of any Determination Date as follows:

(i)   If on such Determination Date the Common Shares are listed on a Stock Exchange, or is publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Common Share will be the closing price of the Common Shares on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Board will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Common Share will be the closing price of the Common Shares on the immediately preceding day on which any sale of Common Shares will have been reported on such Stock Exchange or such Securities Market.
(ii)   If on such Determination Date the Common Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Common Share will be the value of the Common Shares on such Determination Date as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
(s)   “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.
(t)   “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(u)   “Offering Date” means a date selected by the Board for an Offering to commence.
(v)   “Officer” means a person who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.
(w)   “Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(x)   “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(y)   “Plan” means this Mind Medicine (MindMed) Inc. 2024 Employee Share Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
(z)   “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of Common Shares will be carried out in accordance with such Offering.
(aa)   “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(bb)   “Purchase Right” means an option to purchase Common Shares granted pursuant to the Plan.
(cc)   “Securities Act” means the U.S. Securities Act of 1933, as amended.
(dd)   “Stock Exchange” means the NASDAQ, New York Stock Exchange or another established national or regional stock exchange.
(ee)   “Subsidiary” means any corporation (other than the Company) or non-corporate entity (including, without limitation, a joint venture) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of shares, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, , managers, or other voting members of the governing body of such corporation or non-corporate entity.
(ff)   “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of Common Shares or the sale or other disposition of Common Shares acquired under the Plan.
(gg)   “Trading Day” means any day on which the Stock Exchange on which the Common Shares are listed is open for trading, provided further, to the extent the Common Shares are listed on more than one such exchange or market, such exchange or market selected by the Board for purposes of this Plan.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V50039-P01355 2. To appoint KPMG LLP as independent registered public accounting firm (the Auditor) for the Company until the 2025 annual general meeting of shareholders. 3. To consider, and if deemed advisable, approve, the Mind Medicine (MindMed) Inc. 2024 Employee Share Purchase Plan. Annual Financial Statements: Check the following box "Yes" if you would like to RECEIVE the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. Interim Financial Statements: Check the following box "Yes" if you would like to RECEIVE Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For Withhold For Withhold For Against Abstain Yes
No ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Yes No MIND MEDICINE (MINDMED) INC. MIND MEDICINE (MINDMED) INC. ONE WORLD TRADE CENTER SUITE 8500 NEW YORK, NY 10007 1a. Robert Barrow 1e. Andreas Krebs 1c. Roger Crystal, M.D. 1b. Suzanne Bruhn, Ph.D. 1f. Carol A. Vallone 1d. David Gryska 1. Election of Directors to hold office until the 2025 annual general meeting of shareholders. Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: NOTE: Such other business as may properly come before the shareholder meeting or any adjournment or postponement thereof. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - Before the Meeting: Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. ET on June 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting: Go to www.virtualshareholdermeeting.com/MNMD2024. You may attend the Meeting via the Internet and vote during the Meeting when the polls are open. Have your proxy card in hand when you access the web site and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 9, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.V50040-P01355MIND MEDICINE (MINDMED) INC.INSTRUMENT OF PROXY FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON MONDAY, JUNE 10, 2024.This proxy is solicited by the Board of Directors of Mind Medicine (MindMed) Inc. (the "Company") for use at the Annual General and Special Meeting of Shareholders of the Company to be held virtually on June 10, 2024 at 10:00 A.M. Eastern Time, or any adjournment or postponement thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment or postponement thereof. You have the right to appoint a different person or company of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a proxyholder other than the persons whose names are printed herein, (i) strike out the names of the persons whose names are printed below and insert the name of the person or company you would like to appoint as your proxyholder in the blank space provided below, (ii) deliver this completed and executed form of proxy in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 9, 2024 at 11:59 p.m. Eastern Time, and (iii) advise your proxyholder of the 16-digit control number on this form of proxy and Notice of Internet Availability of Proxy Materials so that such proxyholder may participate in the Meeting as your proxy and vote on your behalf. The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in proposals 2 and 3 on the reverse side.Continued and to be signed on reverse side Appointment of Proxy:I/We, being registered shareholder(s) of the Company hereby appoint(s): Robert Barrow, Chief Executive Officer, Schond Greenway, Chief Financial Officer, and Mark Sullivan, Chief Legal Officer and Corporate Secretary, or any one or combination of them, all officers of the Company;Print the name of the person you are appointing as your proxy if this person is someone other than Robert Barrow, Schond Greenway, or Mark Sullivan;ORas my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on any amendments or variations to the matters identified in the notice of meeting and all other matters that may properly come before the Meeting or any adjournment or postponement thereof and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows: